Exhibit 10.5

FORM OF

EMPLOYEE MATTERS AGREEMENT

BY AND BETWEEN

ABBOTT LABORATORIES

AND

ABBVIE INC.

DATED AS OF [•], 2012

i

ii

EMPLOYEE MATTERS AGREEMENT

This EMPLOYEE MATTERS AGREEMENT dated as of [•], 2012, is by and between ABBOTT LABORATORIES, an Illinois corporation (“Abbott”), and ABBVIE INC., a Delaware corporation (“AbbVie”).

RECITALS:

WHEREAS, the Abbott Board (as defined below) has determined that it is appropriate and advisable to separate Abbott’s research-based pharmaceuticals business from its other businesses;

WHEREAS, to achieve the foregoing, the Parties (as defined below) have executed a Separation and Distribution Agreement which provides for, among other things, the contribution from Abbott to AbbVie of certain Assets, the assumption by AbbVie of certain Liabilities (as defined below) from Abbott, the distribution by Abbott of AbbVie Common Stock (as defined below) to Abbott shareholders, and the execution and delivery of this Agreement (as defined below) and certain other agreements to facilitate and provide for the foregoing, in each case subject to the terms and conditions set forth therein;

WHEREAS, the Employees (as defined below) of the AbbVie Business (as defined below) are currently employed by the Abbott Group (as defined below) and are expected to become Employees of the AbbVie Group (as defined below); and

WHEREAS, this Agreement describes the principal employment, compensation and employee benefit plan arrangements between the Parties.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the Parties hereby agree as follows:

AGREEMENT

ARTICLE I

DEFINITIONS

Section 1.01.  Defined Terms. The following capitalized terms as used in this Agreement shall have the meaning set forth below unless otherwise specified herein:

“Abbott” has the meaning set forth in the first sentence of this Agreement.

“Abbott ARP” means the Abbott Laboratories Annuity Retirement Plan.

“Abbott Benefit Plan” means a Benefit Plan sponsored by, maintained by, or contributed to by the Abbott Group, except that such term shall not include the Abbott-AbbVie MEPP.

“Abbott Board” means the Abbott board of directors.

“Abbott Cash Profit Sharing Plan” means the Abbott Laboratories Cash Profit Sharing Plan.

“Abbott Common Shares” has the meaning set forth in the Separation and Distribution Agreement.

“Abbott Compensation Committee” means the compensation committee of the Abbott Board.

“Abbott DCP” means the Abbott Laboratories Deferred Compensation Plan.

“Abbott Directors’ Fee Plan” means the Abbott Laboratories Non-Employee Directors’ Fee Plan.

“Abbott ESPP” means the Abbott Laboratories 2009 Employee Stock Purchase Plan for Non-U.S. Employees and any sub-plan established thereunder.

“Abbott Former Employee” means a Former Employee who is not an AbbVie Former Employee.

“Abbott Group” means Abbott and its Subsidiaries (excluding, after the Distribution, any member of the AbbVie Group).

“Abbott Health and Welfare Plan” means a Health and Welfare Plan sponsored by, maintained by, or contributed to by the Abbott Group.

“Abbott KSP” means the Abbott Laboratories 401(k) Supplemental Plan.

“Abbott Life Insurance Trust” means the Abbott Laboratories Life Insurance Trust.

“Abbott LTD Participant” means an Abbott Former Employee who is, as of the Distribution Date, receiving long-term disability benefits under the Abbott Laboratories Extended Disability Plan or the Abbott Laboratories Puerto Rico Long Term Disability Plan.

“Abbott Management Incentive Plan” means the 1986 Abbott Laboratories Management Incentive Plan.

“Abbott OMPP” means the Abbott Overseas Managers Pension Plan.

“Abbott Performance Incentive Plan” means the 1998 Abbott Laboratories Performance Incentive Plan.

“Abbott Post-Distribution Stock Value” means the opening per-share price, as reported on the NYSE, of Abbott Common Shares on the Distribution Date (or, if the Distribution Date is not an NYSE trading day, on the first trading day following the Distribution Date).

“Abbott PR” means Abbott Healthcare (Puerto Rico) Ltd. or, where the context so requires, its appropriate Affiliate or Subsidiary that employs Employees in Puerto Rico.

“Abbott PR Health and Welfare Plan - New” means, following the Distribution, a PR Health and Welfare Plan sponsored by, maintained by, or contributed to by the Abbott Group and established pursuant to Section 7.04.

“Abbott PR Retirement Plan - New” means the Abbott Puerto Rico Retirement Plan established pursuant to Section 7.01.

“Abbott PR SERP - New” means the Abbott Puerto Rico Supplemental Pension Plan established pursuant to Section 7.03.

“Abbott PR SRP - New” means the Abbott Laboratories Stock Retirement Plan (Puerto Rico) established pursuant to Section 7.02.

“Abbott Ratio” means the quotient obtained by dividing the Abbott Stock Value by the Abbott Post-Distribution Stock Value.

“Abbott Retained Employee” means any Employee other than an AbbVie Employee.

“Abbott Retiree Health Care Plan” means the Abbott Laboratories Retiree Health Care Plan.

“Abbott Retiree Life Plan” means the Abbott Laboratories Retiree Life Insurance Plan.

“Abbott SERP” means the Abbott Laboratories Supplemental Pension Plan.

“Abbott SRP” means the Abbott Laboratories Stock Retirement Plan.

“Abbott Stock Programs” means, collectively, the Abbott Laboratories 2009 Incentive Stock Program, the Abbott Laboratories 1996 Incentive Stock Program, and any incentive compensation program or arrangement that governs the terms of equity-based incentive awards assumed by the Abbott Group in connection with a corporate transaction and that is maintained by the Abbott Group immediately prior to the Distribution Date, and any sub-plans established under those programs.

“Abbott Stock Value” means the sum of the Abbott Post-Distribution Stock Value and the AbbVie Stock Value.

“Abbott TPP” means the Abbott Laboratories Territorial Pension Plan.

“Abbott Trust” means the Abbott Laboratories Annuity Retirement Trust.

“Abbott Value Factor” means the quotient obtained by dividing (i) the Abbott Post-Distribution Stock Value, by (ii) the sum of (A) the Adjusted AbbVie Stock Value and (B) the Abbott Post-Distribution Stock Value.

“Abbott-AbbVie MEPP” means the Abbott-AbbVie Multiple Employer Pension Plan established pursuant to Section 3.02, which shall be in substantially the form set forth as Exhibit A hereto.

“AbbVie” has the meaning set forth in the first sentence of this Agreement.

“AbbVie Award” means an AbbVie Option, AbbVie Restricted Stock Award, or AbbVie RSU Award granted pursuant to Section 6.01.

“AbbVie Benefit Plan” means, following the Distribution, each Benefit Plan sponsored by, maintained by, or contributed to by the AbbVie Group, provided that such term shall not include the Abbott-AbbVie MEPP, and, provided, further, that such term shall include, following the consummation of a Local Closing Transaction, each Benefit Plan sponsored by, maintained by, or contributed to by the applicable Deferred AbbVie Local Business.

“AbbVie Board” means the AbbVie board of directors.

“AbbVie Business” has the meaning set forth in the Separation and Distribution Agreement.

“AbbVie Cash Profit Sharing Plan” means the AbbVie Cash Profit Sharing Plan.

“AbbVie Common Stock” has the meaning set forth in the Separation and Distribution Agreement.

“AbbVie DCP” means the AbbVie Deferred Compensation Plan.

“AbbVie Directors’ Fee Plan” means the AbbVie Non-Employee Directors’ Fee Plan.

“AbbVie Employee” means any Employee who is (i) employed by the AbbVie Group as of immediately prior to the Distribution Date, (ii) designated prior to the Distribution Date by Abbott as an individual whose employment is to transfer (referred to internally by the Parties as “map”) from the Abbott Group to the AbbVie Group, (iii) hired by the Abbott Group on or after the Distribution Date (but prior to the consummation of the applicable Local Closing Transaction) who is primarily employed in connection with a Deferred AbbVie Local Business, or (iv) designated as an AbbVie Employee by joint agreement of the Parties (in all cases, other than an Employee who is designated by Abbott prior to the Distribution Date as intended not to transfer to the AbbVie Group).  The Parties shall cooperate in good faith prior to the Distribution Date to develop procedures intended to identify clearly the Employees designated for transfer from the Abbott Group to the AbbVie Group and the Employees designated as intended to remain with the Abbott Group.

“AbbVie ESPP” means the AbbVie 2013 Employee Stock Purchase Plan for Non-U.S. Employees and any sub-plan established thereunder.

“AbbVie Former Employee” means a Former Employee who, immediately prior to such individual’s termination of employment with or by the Abbott Group, either (i) was designated by Abbott as an Employee whose employment was to transfer (“map”) to the AbbVie

Group or (ii) if not so designated by Abbott, was primarily employed or engaged in the AbbVie Business (other than a Former Employee who was designated by Abbott as intended to become an Abbott Retained Employee).

“AbbVie Group” means AbbVie and its Subsidiaries.

“AbbVie Health and Welfare Plan” means, following the Distribution, a Health and Welfare Plan sponsored by, maintained by, or contributed to by the AbbVie Group.

“AbbVie ISP” means the AbbVie 2013 Incentive Stock Program.

“AbbVie Life Insurance Trust” means the AbbVie Employee Insurance Trust.

“AbbVie LTD Participant” means an AbbVie Former Employee who is, as of the Distribution Date, receiving long-term disability benefits under the Abbott Laboratories Extended Disability Plan or the Abbott Laboratories Puerto Rico Long Term Disability Plan.

“AbbVie OMPP” means the AbbVie Overseas Managers Pension Plan.

“AbbVie Pension Plan” means the AbbVie Pension Plan.

“AbbVie PR” means AbbVie Ltd. (formerly known as Abbott Pharmaceuticals (Puerto Rico) Ltd.) or, where the context so requires, its appropriate Affiliate or Subsidiary that employs Employees in Puerto Rico.

“AbbVie PR Health and Welfare Plans” means the PR Health and Welfare Plans sponsored by, maintained by, or contributed to by the AbbVie Group.

“AbbVie PR Pension Plan” means the AbbVie Puerto Rico Pension Plan (formerly known as the Abbott Puerto Rico Retirement Plan).

“AbbVie PR Savings Plan” means the AbbVie Puerto Rico Savings Plan (formerly known as the Abbott Laboratories Stock Retirement Plan (Puerto Rico)).

“AbbVie PR SERP” means the AbbVie Puerto Rico Supplemental Pension Plan (formerly known as the Abbott Puerto Rico Supplemental Pension Plan).

“AbbVie Ratio” means the quotient obtained by dividing the Abbott Stock Value by the AbbVie Stock Value.

“AbbVie Savings Plan” means the AbbVie Savings Plan.

“AbbVie SERP” means the AbbVie Supplemental Pension Plan.

“AbbVie SSP” means the AbbVie Supplemental Savings Plan.

“AbbVie Stock Value” means the opening per-share price, as reported on the NYSE, of AbbVie Common Stock on the Distribution Date (or, if the Distribution Date is not an NYSE trading day, on the first trading day following the Distribution Date).

“AbbVie TPP” means the AbbVie Territorial Pension Plan.

“AbbVie Value Factor” means the quotient obtained by dividing (i) the Adjusted AbbVie Stock Value, by (ii) the sum of (A) the Adjusted AbbVie Stock Value and (B) the Abbott Post-Distribution Stock Value.

“Adjusted Abbott Award” means an Adjusted Abbott Option, Adjusted Abbott Restricted Stock Award, or Adjusted Abbott RSU Award.

“Adjusted AbbVie Stock Value” means the product obtained by multiplying (i) the AbbVie Stock Value times (ii) the Distribution Ratio.

“Affiliate” has the meaning set forth in the Separation and Distribution Agreement.

“Agreement” means this Employee Matters Agreement and each of the Schedules hereto.

“Asset” has the meaning set forth in the Separation and Distribution Agreement.

“Benefit Plan” means any (i) “employee benefit plan,” as defined in ERISA Section 3(3) (whether or not such plan is subject to ERISA); and (ii) employment, compensation, severance, salary continuation, bonus, thirteenth month, incentive, retirement, thrift, superannuation, savings, pension, workers’ compensation, termination benefit (including termination notice requirements), termination indemnity, other indemnification, supplemental unemployment benefit, redundancy pay, profit sharing, deferred compensation, stock ownership, stock purchase, stock option, stock appreciation right, restricted stock, “phantom” stock, performance share, restricted stock unit, other stock-based incentive, change in control, paid time off, perquisite, fringe benefit, vacation, disability, life, or other insurance, death benefit, hospitalization, medical, or other compensatory or benefit plan, program, fund, agreement, arrangement, or policy of any kind (whether written or oral, qualified or nonqualified, funded or unfunded, foreign or domestic, currently effective or terminated), and any trust, escrow or similar agreement related thereto, whether or not funded, excluding any plan, program, fund, agreement, arrangement, or policy (other than for workers’ compensation Liabilities) that is mandated by and maintained solely pursuant to applicable Law.

“COBRA” means coverage required by Code Section 4980B or ERISA Section 601 et. seq.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Conveyance and Assumption Instruments” has the meaning set forth in the Separation and Distribution Agreement.

“Deferred AbbVie Local Business” has the meaning set forth in the Separation and Distribution Agreement.

“Distribution” has the meaning set forth in the Separation and Distribution Agreement.

“Distribution Date” has the meaning set forth in the Separation and Distribution Agreement.

“Distribution Ratio” means the number of shares of AbbVie Common Stock distributed in the Distribution in respect of one Abbott Common Share.

“Employee” means an employee of the Abbott Group or the AbbVie Group, as applicable (not including any Former Employee), including any employee absent from work on account of vacation, jury duty, funeral leave, personal leave, sickness, short-term disability, long-term disability or workers’ compensation leave (in each case, unless treated as a separated employee for employment purposes), military leave, family leave, pay continuation leave, or other approved leave of absence or for whom an obligation to recall, rehire or otherwise return to employment exists under a contractual obligation or Law.

“Employee Agreement” means an employment contract between a member of the Abbott Group and an Employee, including, without limitation, the U.S. standard-form employee agreement customarily signed by certain Employees of the Abbott Group.

“Employee Recoupment Asset” means an employer’s right to repayment from an employee in respect of a tax equalization payment, sign-on bonus payment, relocation expense payment, tuition payment, reimbursement, loan, or other similar item, including any agreement related thereto.

“Employment Tax” means withholding, payroll, social security, workers’ compensation, unemployment, disability and any similar tax imposed by any Tax Authority or social security authority, and any interest, penalties, additions to tax, or additional amounts with respect to the foregoing imposed on any taxpayer or consolidated, combined, or unitary group of taxpayers.  With respect to any Employment Tax, the term “Tax Authority” means the governmental entity or political subdivision thereof that imposes such Employment Tax, and the agency (if any) charged with the collection of such Employment Tax for such entity or subdivision.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended.

“ESOP” means an employee stock ownership plan, as defined in ERISA Section 407(d)(6) and Code Section 4975(e)(7).

“Former Employee” means any individual whose employment with the Abbott Group terminated on or prior to the Distribution Date, excluding any employee absent from work immediately prior to the Distribution Date on account of vacation, jury duty, funeral leave, personal leave, sickness, short-term disability, long-term disability or workers’ compensation leave (in each case, unless treated as a separated employee for employment purposes), military leave, family leave, pay continuation leave, or other approved leave of absence or for whom an obligation to recall, rehire or otherwise return to employment exists under a contractual obligation or Law.

“Health and Welfare Plan” means any Benefit Plan established or maintained to provide, for Employees or Former Employees who work primarily in the United States or their beneficiaries, through the purchase of insurance or otherwise, medical, dental, prescription, vision, short-term disability, long-term disability, death benefits, life insurance, accidental death and dismemberment insurance, business travel accident insurance, employee assistance program, group legal services, wellness, cafeteria (including premium payment, health care flexible spending account, and dependent care flexible spending account components), travel reimbursement, transportation, vacation benefits, apprenticeship or other training programs, day care centers, or prepaid legal services benefits, including any “employee welfare benefit plan” (as defined in ERISA Section 3(1)) that is not a severance plan.

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended.

“Incurred Claim” means a Liability related to services or benefits provided under a Benefit Plan, and shall be deemed to be incurred: (i) with respect to medical, dental, vision, and prescription drug benefits, upon the rendering of services giving rise to such Liability; (ii) with respect to death benefits, life insurance, accidental death and dismemberment insurance, and business travel accident insurance, upon the occurrence of the event giving rise to such Liability; (iii) with respect to disability benefits, upon the date of disability, as determined by the disability benefit insurance carrier or claim administrator, giving rise to such Liability; (iv) with respect to a period of continuous hospitalization, upon the date of admission to the hospital; and (v) with respect to tuition reimbursement or adoption assistance, upon completion of the requirements for such reimbursement or assistance, whichever is applicable.

“Law” has the meaning set forth in the Separation and Distribution Agreement.

“Liabilities” has the meaning set forth in the Separation and Distribution Agreement.

“Local Closing Transaction” means the local closing transaction involving a Deferred AbbVie Local Business.

“LTD Participant” means a Former Employee who is either an Abbott LTD Participant or an AbbVie LTD Participant.

“Non-U.S. Abbott Benefit Plan” means an Abbott Benefit Plan established, maintained, or contributed to by the Abbott Group that is primarily for the benefit of Employees or Former Employees who work primarily outside of the United States.

“Non-U.S. AbbVie Benefit Plan” means an AbbVie Benefit Plan established, maintained, or contributed to by the AbbVie Group that is primarily for the benefit of Employees or Former Employees who work primarily outside of the United States.

“Non-U.S. AbbVie Employee” means an AbbVie Employee who works primarily outside of the United States or primarily in Puerto Rico.

“Option” means (i) when immediately preceded by “Abbott,” an option to purchase one or more Abbott Common Shares granted under an Abbott Stock Program and outstanding immediately prior to the Distribution Date (whether or not then exercisable); (ii) when immediately preceded by “Adjusted Abbott,” an option to purchase one or more Abbott Common Shares adjusted in accordance with Section 6.01; and (iii) when immediately preceded by “AbbVie,” an option to purchase one or more shares of AbbVie Common Stock granted by AbbVie in accordance with Section 6.01.

“Parties” means the parties to this Agreement.

“Pension Plan for Former BASF and Former Solvay Employees” means the Abbott Laboratories Pension Plan for Former BASF and Former Solvay Employees.

“Post-Distribution AbbVie Employee” means an AbbVie Employee whose intended transfer from the Abbott Group to the AbbVie Group in connection with the Distribution is to occur after the Distribution Date.

“PR Health and Welfare Plans” means any and all Benefit Plans established or maintained to provide, for Employees or Former Employees who work primarily in Puerto Rico or their beneficiaries, through the purchase of insurance or otherwise, medical, dental, prescription, vision, short-term disability, long-term disability, death benefits, life insurance, accidental death and dismemberment insurance, business travel accident insurance, employee assistance program, group legal services, wellness, cafeteria (including premium payment, health care flexible spending account, and dependent care flexible spending account components), travel reimbursement, transportation, vacation benefits, apprenticeship or other training programs, day care centers, or prepaid legal services benefits, including any “employee welfare benefit plan” (as defined in ERISA Section 3(1)) that is not a severance plan.

“Purchase Cycle” has the meaning set forth in the Abbott ESPP.

“Purchase Date” has the meaning set forth in the Abbott ESPP.

“QDRO” means a qualified domestic relations order within the meaning of ERISA Section 206(d) and Code Section 414(p).

“Rehired Employee” means (i) a Transferred Employee who terminates employment with the AbbVie Group after the Distribution Date (or, with respect to a Post-Distribution AbbVie Employee employed by a Deferred AbbVie Local Business, after the consummation of the applicable Local Closing Transaction) and is subsequently rehired by the Abbott Group during the Transition Period (including an individual whose employment is transferred pursuant to the procedures contemplated by Section 2.04(b)); (ii) an Abbott Retained Employee who terminates employment with the Abbott Group after the Distribution Date and is subsequently hired by the AbbVie Group during the Transition Period (including an individual whose employment is transferred pursuant to the procedures contemplated by Section 2.04(b)); or (iii) a Former Employee who commences employment with the Abbott Group or the AbbVie Group during the Transition Period.

“Restricted Stock Award” means (i) when immediately preceded by “Abbott,” a restricted stock award granted pursuant to an Abbott Stock Program and outstanding immediately prior to the Distribution Date; (ii) when immediately preceded by “Adjusted Abbott,” an Abbott Restricted Stock Award adjusted in accordance with Section 6.01; and (iii) when immediately preceded by “AbbVie,” a restricted stock award granted by AbbVie in accordance with Section 6.01.

“RSU Award” means (i) when immediately preceded by “Abbott,” a restricted stock unit award granted pursuant to an Abbott Stock Program and outstanding immediately prior to the Distribution Date; (ii) when immediately preceded by “Adjusted Abbott,” a restricted stock unit award granted pursuant to an Abbott Stock Program adjusted in accordance with Section 6.01; and (iii) when immediately preceded by “AbbVie,” a restricted stock unit award granted by AbbVie in accordance with Section 6.01.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Separation” has the meaning set forth in the Separation and Distribution Agreement.

“Separation and Distribution Agreement” means the Separation and Distribution Agreement by and between the Parties, dated [•].

“Subsidiary” has the meaning set forth in the Separation and Distribution Agreement.

“Transfer Date” means, with respect to each (i) AbbVie Employee (other than a Post-Distribution AbbVie Employee), the Distribution Date; and (ii) Post-Distribution AbbVie Employee, the date on which such person first becomes employed by the AbbVie Group following the Distribution Date.  With respect to LTD Participants, where the Transfer Date concept is relevant, “Transfer Date” means the Distribution Date.

“Transferred Employee” has the meaning set forth in Section 2.02(a)(i).

“Transferred Flexible Spending Account Balances” has the meaning set forth in Section 5.01(d)(iii).

“Transferred Non-U.S. Employee” means a Transferred Employee who works primarily outside of the United States or primarily in Puerto Rico.

“Transition Period” means the period beginning on the Distribution Date and ending on the date that is the 30-month anniversary of the Distribution Date.

“Transition Services Agreements” has the meaning set forth in the Separation and Distribution Agreement.

ARTICLE II

GENERAL PRINCIPLES

Section 2.01.  Allocation of Liabilities.

(a)           AbbVie Liabilities.  Effective as of the Distribution Date, and except as expressly provided in this Agreement, AbbVie hereby assumes (or retains) and agrees to pay, perform, fulfill, and discharge all Liabilities to the extent relating to, arising out of, or resulting from:

(i)            the employment (or termination of employment) of each AbbVie Employee by the Abbott Group up to the applicable Transfer Date and by the AbbVie Group on and after the applicable Transfer Date (including, in each case, all Liabilities relating to, arising out of, or resulting from Employment Taxes, any Abbott Benefit Plan or any AbbVie Benefit Plan);

(ii)           the employment (or termination of employment) of each AbbVie Former Employee (including, in each case, all Liabilities relating to, arising out of, or resulting from Employment Taxes, any Abbott Benefit Plan or any AbbVie Benefit Plan); and

(iii)          obligations, Liabilities, and responsibilities expressly assumed or retained by AbbVie pursuant to this Agreement.

(b)           Abbott Liabilities.  Effective as of the Distribution Date, and except as expressly provided in this Agreement, Abbott hereby retains (or assumes) and agrees to pay, perform, fulfill, and discharge all Liabilities to the extent relating to, arising out of, or resulting from:

(i)            the employment (or termination of employment) of each Abbott Retained Employee by the Abbott Group prior to, on, or after the Distribution Date (including all Liabilities to the extent relating to, arising out of, or resulting from Employment Taxes or any Abbott Benefit Plan);

(ii)           the employment (or termination of employment) of each Abbott Former Employee (including all Liabilities to the extent relating to, arising out of, or resulting from Employment Taxes or any Abbott Benefit Plan); and

(iii)          obligations, Liabilities, and responsibilities expressly retained or assumed by Abbott pursuant to this Agreement.

(c)           Other Liabilities.  To the extent that this Agreement does not cover particular obligations, Liabilities or responsibilities that relate to, arise out of, or result from employment (or termination of employment), Employment Taxes or any Benefit Plan and the Parties later determine that they should be allocated in connection with the Separation, such obligations, Liabilities or responsibilities shall be handled in a manner similar to the manner in which this Agreement handles comparable obligations, Liabilities or responsibilities, subject to the mutual agreement of the Parties.

Section 2.02.  Employment with AbbVie.

(a)           Employment Transfers.  The Parties intend for AbbVie Employees to transfer to the AbbVie Group and shall use their respective best efforts and cooperate with each other to effectuate this intent.

(i)            Except as otherwise mutually agreed upon by the Parties, as of each AbbVie Employee’s Transfer Date, the AbbVie Group shall:  (A) continue to employ (on a basis consistent with Section 2.02(b)) each AbbVie Employee employed in a jurisdiction where employment continues automatically by operation of Law (and such individual does not object, where such right exists under applicable Law); and (B) offer to employ (on a basis consistent with Section 2.02(b)) each AbbVie Employee employed in a jurisdiction where employment does not continue automatically by operation of Law.  Each AbbVie Employee who accepts an offer of employment with the AbbVie Group, or who continues employment with the AbbVie Group following his or her Transfer Date automatically by operation of Law (and does not object where such right exists under applicable Law), as the case may be, including each Post-Distribution AbbVie Employee who so accepts an offer or so continues employment, will be referred to in this Agreement as a “Transferred Employee.”

(ii)           The Abbott Group may terminate the employment of any AbbVie Employee who does not become a Transferred Employee as of his or her intended Transfer Date. AbbVie will be responsible for, and will indemnify the Abbott Group from and against, any Liabilities incurred (including any severance payments made): (A) in connection with the termination of an AbbVie Employee pursuant to this Section 2.02(a)(ii); and (B) arising from or in connection with a refusal by any AbbVie Employee to become a Transferred Employee.

(b)           Compensation and Benefits.

(i)            Abbott shall use commercially reasonable efforts to provide that, except as otherwise mutually agreed upon by the Parties, no transfer of employment of an AbbVie Employee to the AbbVie Group prior to the Distribution Date will cause such AbbVie Employee to lose coverage under any Abbott Benefit Plan prior to the Distribution Date.  Except as expressly provided in this Agreement or in local Conveyance and Assumption Instruments, no Transferred Employee shall participate in any Abbott Benefit Plan following his or her Transfer Date.

(ii)           Except as expressly provided in this Agreement, the AbbVie Group shall provide to each Transferred Employee as of his or her Transfer Date (A) base salary at the same rate as provided to that Transferred Employee immediately prior to the Transfer Date, (B) cash incentive compensation opportunities that are substantially similar to those offered under the corresponding Abbott Benefit Plan(s) immediately prior to the Transfer Date, and (C) benefits under the other AbbVie Benefit Plans that are substantially similar to benefits provided under the corresponding Abbott Benefit Plans immediately prior to the Transfer Date.  Nothing in the preceding sentence shall prevent the AbbVie Group from modifying the compensation and benefits of a Transferred Employee after such Transferred Employee’s Transfer Date.  Notwithstanding the preceding sentence, neither Abbott nor AbbVie shall, prior to December 31, 2013, materially modify the benefit programs provided to their respective Employees working primarily in the United States and Puerto Rico except in the ordinary course of business or as required by Law.

(c)           Service Credit.  Except as expressly provided in this Agreement or to the extent it would result in a duplication of benefits, AbbVie and each AbbVie Benefit Plan shall give each Transferred Employee and each AbbVie LTD Participant credit for all service with the Abbott Group and shall calculate such service as it would be calculated by Abbott or under the corresponding Abbott Benefit Plan as of the applicable Transfer Date.

Section 2.03.  Establishment of AbbVie Plans.

(a)           Generally.

(i)            U.S (Not Including Puerto Rico).  Prior to the Distribution Date, AbbVie shall adopt Benefit Plans (and related trusts, if applicable, as determined by the Parties) with terms substantially similar to those of the corresponding Abbott Benefit Plans, including in particular those listed in Schedule 2.03(a); provided, however, that AbbVie may limit participation in any AbbVie Benefit Plan to Transferred Employees and, to the extent applicable, AbbVie LTD Participants who participated in the corresponding Abbott Benefit Plan immediately prior to the applicable Transfer Date.

(ii)           Non-U.S (Not Including Puerto Rico).  Prior to the Distribution Date, the AbbVie Group shall, except as otherwise mutually agreed upon by the Parties, adopt Non-U.S. AbbVie Benefit Plans, with terms substantially similar to those of the corresponding Non-U.S. Abbott Benefit Plans; provided, however, that AbbVie may limit participation in any Non-U.S. AbbVie Benefit Plan to Transferred Non-U.S. Employees and, to the extent applicable, AbbVie LTD Participants who participated in the corresponding Non-U.S. Abbott Benefit Plan immediately prior to the applicable Transfer Date.  As described in Article IV, or as otherwise mutually agreed upon by the Parties from time to time, the Abbott Group shall, or shall cause the applicable Non-U.S. Abbott Benefit Plan’s related trust to, transfer to the AbbVie Group or the relevant Non-U.S. AbbVie Benefit Plan’s related trust, an amount equal to the trust Assets, insurance reserves, and other Assets of each Non-U.S. Abbott Benefit Plan relating to the Liabilities of such Non-U.S. Abbott Benefit Plan assumed by AbbVie or such Non-U.S. AbbVie Benefit Plan.  As described in Article IV, or as otherwise mutually agreed upon by the Parties from time to time, the AbbVie Group shall, or shall cause the relevant Non-U.S. AbbVie Benefit Plan to, assume the Liabilities of the corresponding Non-U.S. Abbott Benefit Plan with respect to all benefits accrued under that Non-U.S. Abbott Benefit Plan by Transferred Non-U.S. Employees and, to the extent applicable, AbbVie LTD Participants.

(iii)          Puerto Rico. The establishment of Benefit Plans and the allocation of Assets and Liabilities relating to Employees and Former Employees in Puerto Rico are set forth in Article VII.

(b)                                 Plan Information and Operation.  Abbott shall provide AbbVie with information describing each Abbott Benefit Plan election made by a Transferred Employee or by an AbbVie LTD Participant that may have application following the applicable Transfer Date.  AbbVie shall determine, in its sole discretion, whether to administer the AbbVie Benefit Plans using those elections or to require Transferred Employees or AbbVie LTD Participants to submit new elections with respect to the AbbVie Benefit Plans.  Except as provided in this Agreement, the Distribution and the transfer of any Employee’s employment to the AbbVie Group shall not cause a distribution from or payment of benefits under any Abbott Benefit Plan.  Each Party shall, upon reasonable request, provide the other Party and the other Party’s respective Affiliates, agents, and vendors all information reasonably necessary to the other Party’s operation or administration of its Benefit Plans.

Section 2.04.  Post-Distribution Employment Transfers.

(a)                                  No-Hire.  The Parties agree that, during the Transition Period, neither Party nor any of such Party’s Affiliates shall hire an Employee of the other Party and its Affiliates without the express written consent of each Party’s head of human resources (or such individual’s delegate). This Section 2.04(a) shall not be construed as a limitation on the transfer to the AbbVie Group of any Post-Distribution AbbVie Employee, on transfers in accordance with Section 2.04(b), or on the ability of a Party to hire an individual who is no longer employed by the other Party.

(b)                                 Transition Period Transfers by Mutual Agreement.  The Parties recognize that, during the Transition Period, they may determine it to be in their mutual best interests to transfer an individual classified as an Abbott Retained Employee to the AbbVie Group or to transfer an individual classified as a Transferred Employee to the Abbott Group.  With the express written consent of each Party’s head of human resources (or such individual’s delegate), such Abbott Retained Employee’s or Transferred Employee’s, as applicable, employment will be terminated by the Abbott Group or the AbbVie Group, as applicable, and such Employee will be immediately hired by the other Party (such terminations and hires are referred to in this Section 2.04(b) as “transfers”).  Abbott Retained Employees (with such status being determined as of immediately following the Distribution Date) who are subsequently transferred to the AbbVie Group pursuant to this Section 2.04(b) shall be treated as Abbott Retained Employees for all purposes hereof during their time as Employees of the Abbott Group until their actual transfer to the AbbVie Group, upon and following which the Parties shall make commercially reasonable efforts to provide that they are treated as Transferred Employees for all purposes hereof.  Transferred Employees (with such status being determined as of immediately following the applicable Transfer Date) who are subsequently transferred to the Abbott Group pursuant to this Section 2.04(b) shall be treated as Transferred Employees for all purposes hereof during their time as Employees of the AbbVie Group until their actual transfer to the Abbott Group, upon and following which the Parties shall make commercially reasonable efforts to provide that they are treated as Abbott Retained Employees for all purposes hereof.   Without limiting the generality of the foregoing, except as provided in Section 2.02(c), each Rehired Employee whose employment is transferred pursuant to this Section 2.04(b) shall be deemed for all purposes to have been continuously employed by the applicable entity hiring such Employee for all prior periods of time that such Employee was employed by either the Abbott Group or the AbbVie Group.  Nothing in this paragraph requires (i) the hiring Party to make whole any Rehired

Employee if such Employee leaves behind unvested equity awards that were granted after the Distribution Date, or (ii) the former employer to waive vesting requirements with respect to any unvested equity awards held by any Rehired Employee that were granted after the Distribution Date.

(c)                                  Rehired Employees.  Except as provided in Section 3.01(b)(ii), each Rehired Employee whose rehire does not occur in connection with a transfer pursuant to Section 2.04(b) shall be subject to the hiring Party’s general rules and Benefit Plan terms applicable to rehires.  Such Rehired Employee shall be deemed, for purposes of applying such rules, including break-in-service and service crediting rules, except as provided in Section 2.02(c), to have been employed by the applicable entity hiring him or her for all prior periods of time that he or she was employed by either the Abbott Group or the AbbVie Group.

(d)                                 Certain Pension Liabilities Associated With Rehired Employees. The Parties shall make commercially reasonable efforts to provide that the Assets and Liabilities associated with the participation of any Rehired Employee (whether or not transferred in accordance with Section 2.04(b)) in the qualified defined benefit pension plans of the AbbVie Group and the Abbott Group shall be transferred to the qualified defined benefit pension plan sponsored by the entity (or by its applicable Affiliate) that rehires such Employee during the Transition Period.

(e)                                  Post-Distribution Employment in Deferred AbbVie Local Businesses. The following provisions shall apply to the Deferred AbbVie Local Businesses:

(i)                                     During the period commencing on the Distribution Date and ending on the consummation of the applicable Local Closing Transaction, Abbott or its appropriate Affiliate shall:

(A)                              provide AbbVie or its appropriate Affiliate with at least 30 days’ advance written notice prior to (1) terminating the employment of an AbbVie Employee, unless such termination of employment is the result of a violation of the Abbott Code of Business Conduct or other misconduct or is pursuant to Section 2.02(a)(ii); (2) making any material amendment to the Abbott Code of Business Conduct or other policies applicable to the employment of an AbbVie Employee; (3) making any substantive change to the employment contract of an AbbVie Employee unless such change is required by applicable Law; (4) making any change to the base salary of an AbbVie Employee, other than an increase within the budget approved by AbbVie based on the Employee’s performance rating; (5) giving a performance rating other than Achieved Expectations (AE) to an AbbVie Employee grade 18 or higher; (6) changing the job grade of an AbbVie Employee; (7) making any substantive change in the plan design of an Abbott Benefit Plan in which an AbbVie Employee participates; or (8) making any other modification to an Abbott Benefit Plan in which an AbbVie Employee participates if such modification would result in a significant change in the cost of such plan to the employer or the participant; and

(B)                                obtain the approval of AbbVie or its appropriate Affiliate prior to (1) hiring any individual who will be classified as an AbbVie Employee unless such headcount was authorized prior to the Distribution Date; (2) promoting any AbbVie Employee to a position in job grade 18 or higher unless such promotion was authorized prior to the Distribution Date; or (3) making any substantive change to annual goals or cash incentive compensation opportunities for an AbbVie Employee.

(ii)                                  Except as otherwise mutually agreed upon by the Parties (such as in a Conveyance and Assumption Instrument or other agreement), if an AbbVie Employee’s transfer of employment to the AbbVie Group upon the consummation of a Local Closing Transaction causes, at the time of such transfer, a forfeiture of awards granted under an Abbott Stock Program (or successor thereto) after the Distribution Date, Abbott shall not have any obligation, Liability or responsibility to such AbbVie Employee with respect to such forfeited awards, and AbbVie shall equitably compensate the affected AbbVie Employee for such forfeited awards in a manner determined by AbbVie in its sole discretion.  The foregoing sentence shall not preclude the Parties from making arrangements, if allowed by the Abbott Stock Program (or successor thereto) and applicable Law, to permit affected AbbVie Employees to continue to hold, after the Local Closing Transaction, awards granted under an Abbott Stock Program (or successor thereto) after the Distribution Date.

Section 2.05.  Collective Bargaining.  AbbVie shall cause the appropriate member of the AbbVie Group to assume all Liabilities arising under any collective bargaining agreement (including but not limited to any national, sector or local collective bargaining agreement) with respect to any Transferred Non-U.S. Employee.  To the extent necessary, AbbVie shall cause the appropriate member of the AbbVie Group to join any industrial, employer or similar association or federation if membership is required for the relevant collective bargaining agreement to continue to apply.

Section 2.06.  Distributorship Model.  In the event that AbbVie operates any Deferred AbbVie Local Business through a local distributor rather than through an Affiliate, AbbVie agrees to use its best efforts to cause such local distributor to employ the AbbVie Employees on similar terms and conditions of employment.

ARTICLE III

U.S. QUALIFIED AND NON-QUALIFIED RETIREMENT PLANS

Section 3.01.  AbbVie Pension Plan.

(a)                                  Establishment of AbbVie Pension Plan.  Effective as of or before the Distribution Date, AbbVie shall establish the AbbVie Pension Plan, which shall be substantially similar to, and shall include a benefit formula that is the same as the benefit formula in effect under, the Abbott ARP as of the Distribution Date. As soon as practicable after the Distribution Date and upon receipt by Abbott of (i) a copy of the AbbVie Pension Plan; (ii) copies of certified resolutions of the AbbVie Board (or its authorized committee or other delegate) evidencing adoption of the AbbVie Pension Plan and any related trust(s) and the assumption by the AbbVie Pension Plan of the Liabilities described in Section 3.01(b); and (iii) either (A) a favorable determination letter issued by the Internal Revenue Service with respect to the AbbVie Pension Plan and any related trust, or (B) an opinion of counsel, which counsel and opinion are reasonably satisfactory to Abbott, with respect to the qualified status of the AbbVie Pension Plan under Code Section 401(a) and the tax-exempt status of any related trust under Code Section 501(a), Abbott shall direct the trustee of the Abbott Trust to transfer from the portion of the Abbott Trust that holds assets of the Abbott ARP to the portion of the Abbott Trust that holds assets of the AbbVie Pension Plan the amounts described in Section 3.01(b).

(b)                                 ERISA Section 4044 Transfer.

(i)                                     As of the Distribution Date, AbbVie shall cause the AbbVie Pension Plan to accept Assets and assume all Liabilities under the Abbott ARP for Transferred Employees (other than Post-Distribution AbbVie Employees) and AbbVie LTD Participants (including Assets and Liabilities in respect of beneficiaries and/or alternate payees) and the Abbott ARP shall transfer all such Assets and be relieved of such Liabilities.  The amount of Assets to be transferred from the Abbott ARP to the AbbVie Pension Plan in such transfer (or transfers) shall be determined as of the Distribution Date in accordance with, and shall comply with, Code Section 414(l) and, to the extent deemed applicable by the Parties, ERISA Section 4044, and shall take into account the transfer (or transfers) of Assets described in Section 3.02(b).  Assumptions used to determine the value (or amount) of the Assets to be transferred shall be the safe harbor assumptions specified for valuing benefits in trusteed plans under Department of Labor Regulations Section 4044.51-57 and, to the extent not so specified, shall be based on the assumptions used in the annual valuation report most recently prepared prior to the transfer by the actuary for the Abbott ARP.  The transfer amount described above shall be credited or debited, as applicable, with a pro rata share of the actual investment earnings or losses allocable to the transfer amount for the period between the Distribution Date and an assessment date set by Abbott that is as close as practicable, taking into account the timing and reporting of valuation of assets in the Abbott Trust, to the date upon which Assets equal in value to the transfer amount are actually transferred from the Abbott ARP to the AbbVie Pension Plan. During the time prior to such transfer, benefits for Transferred Employees who terminate employment with the AbbVie Group and for AbbVie LTD Participants shall be paid from the Abbott ARP.  The ultimate transfer amount shall be reduced by the amount of these benefits and credited or debited by the actual investment earnings or losses from the payment date to the assessment date set by Abbott above.  In addition, during this period, AbbVie will be responsible for a pro rata share of trustee and administration fees attributable to the AbbVie Pension Plan assets that remain in the Abbott ARP.  The entries in the Abbott ARP funding standard account shall be divided among the Abbott ARP, the AbbVie Pension Plan, and the Abbott-AbbVie MEPP based on the guidance provided in Revenue Ruling 81-212 and 86-47.

(ii)                                  Periodically, at such times as agreed upon by the Parties after the transfer(s) described in Section 3.01(b)(i), (A) AbbVie shall cause the AbbVie Pension Plan to receive Assets and assume all Liabilities under the Abbott ARP for Post-Distribution AbbVie Employees and other Employees who cease to be employed by Abbott after the Distribution Date and become employed by AbbVie during the Transition Period (including Assets and Liabilities in respect of beneficiaries and/or alternate payees) and the Abbott ARP shall transfer all such Assets and be relieved of such Liabilities, and (B) Abbott shall cause the Abbott ARP to receive Assets and assume all Liabilities under the AbbVie Pension Plan for Employees who cease to be employed by AbbVie after the Distribution Date and become employed by Abbott during the Transition Period (including Assets and Liabilities in respect of beneficiaries and/or alternate payees) and the AbbVie Pension Plan shall transfer all such Assets and be relieved of such Liabilities.  The amount of such Assets to be transferred shall be determined as provided in Section 3.01(b)(i) and shall be subject to the applicable provisions of Section 3.01(b)(i).

(c)                                  AbbVie Pension Plan Provisions.  The AbbVie Pension Plan shall provide that:

(i)                                     Transferred Employees and AbbVie LTD Participants shall (A) be eligible to participate in the AbbVie Pension Plan as of the applicable Transfer Date to the extent they were eligible to participate in the Abbott ARP as of the applicable Transfer Date, and (B) receive credit for vesting, eligibility and benefit service for all service credited for those purposes under the Abbott ARP as of the applicable Transfer Date as if that service had been rendered to AbbVie;

(ii)                                  the compensation paid by the Abbott Group to a Transferred Employee or an AbbVie LTD Participant that is recognized under the Abbott ARP as of the applicable Transfer Date shall be credited and recognized for all applicable purposes under the AbbVie Pension Plan as though it were compensation from the AbbVie Group;

(iii)                               the accrued benefit of each Transferred Employee and each AbbVie LTD Participant under the Abbott ARP as of the applicable Transfer Date shall be payable under the AbbVie Pension Plan at the time and in a form that would have been permitted under the Abbott ARP as in effect as of the applicable Transfer Date, with employment by the Abbott Group prior to the applicable Transfer Date treated as employment by the AbbVie Group under the AbbVie Pension Plan for purposes of determining eligibility for optional forms of benefit, early retirement benefits, or other benefit forms;

(iv)                              the AbbVie Pension Plan shall assume and honor the terms of all QDROs in effect under the Abbott ARP as of the Transfer Date with respect to Transferred Employees and AbbVie LTD Participants; and

(v)                                 no Assets shall be transferred from the Code Section 401(h) account in the Abbott ARP to the AbbVie Pension Plan.

(d)                                 Determination Letter Request.  AbbVie shall submit an application to the Internal Revenue Service as soon as practicable after the Distribution Date (but no later than the last day of the remedial amendment period as defined in applicable Code provisions) for a determination letter regarding the qualification of the AbbVie Pension Plan and the tax status of its related trust as of the Distribution Date and shall make any amendments reasonably requested by the Internal Revenue Service to receive a favorable determination letter regarding the AbbVie Pension Plan.

(e)                                  Abbott ARP after Distribution Date.  From and after the Distribution Date, (i) the Abbott ARP shall continue to be responsible for Liabilities in respect of Abbott Retained Employees and Abbott LTD Participants, and (ii) no Employees of the AbbVie Group (other than Post-Distribution AbbVie Employees) shall accrue any benefits under the Abbott ARP.  Without limiting the generality of the foregoing, Transferred Employees and AbbVie LTD Participants shall cease to be active participants in the Abbott ARP effective as of the applicable Transfer Date.

(f)                                    Plan Fiduciaries.  For all periods after the Distribution Date, the Parties agree that the applicable fiduciaries of each of the Abbott ARP and the AbbVie Pension Plan, respectively, shall have the authority with respect to the Abbott ARP and the AbbVie Pension Plan, respectively, to determine the plan investments and such other matters as are within the scope of their duties under ERISA Section 404.  Unless and until the applicable fiduciaries of the AbbVie Pension Plan determine that it is desired to invest the Assets of the AbbVie Pension Plan in a separate trust, the Assets of the AbbVie Pension Plan shall be invested through the Abbott Trust.  At such time as the applicable fiduciaries of the AbbVie Pension Plan determine that it is desired to invest the Assets of the AbbVie Pension Plan in a separate trust, Abbott shall direct the trustee of the Abbott Trust to transfer from the Abbott Trust to the trust(s) which forms a part of the AbbVie Pension Plan Assets equal in value to the Assets of AbbVie Pension Plan, with the composition of such assets to be mutually determined by the applicable fiduciaries of the AbbVie Pension Plan, the Abbott-AbbVie MEPP and the Abbott Trust.

(g)                                 No Loss of Unvested Benefits; No Distributions.  The transfer of any Transferred Employee’s employment to the AbbVie Group will not result in loss of that Transferred Employee’s unvested benefits under the Abbott ARP or the AbbVie Pension Plan and no Transferred Employee shall be entitled to a distribution of his or her benefit under the Abbott ARP as a result of such transfer of employment.

Section 3.02.  Abbott-AbbVie Multiple Employer Pension Plan.

(a)                                  Establishment of Abbott-AbbVie MEPP.  Effective as of or before the Distribution Date, the Parties shall establish the Abbott-AbbVie MEPP, which shall provide benefits for Former Employees (other than LTD Participants) participating in the Abbott ARP immediately prior to the Distribution Date.  The benefits provided by the Abbott-AbbVie MEPP to a Former Employee shall be the same as those the Former Employee would have received or is receiving under the Abbott ARP as of the Distribution Date.  As soon as practicable after the Distribution Date and upon (i) receipt by (A) AbbVie of copies of certified resolutions of the Abbott Board (or its authorized committee or other delegate) evidencing adoption of the Abbott-AbbVie MEPP and any related trust(s), and (B) Abbott of copies of certified resolutions of the AbbVie Board (or its authorized committee or other delegate) evidencing adoption of the Abbott-AbbVie MEPP and any related trust(s); and (ii) issuance of either (A) a favorable determination letter by the Internal Revenue Service with respect to the Abbott-AbbVie MEPP and any related trust, or (B) an opinion of counsel, which counsel and opinion are reasonably satisfactory to the other of Abbott or AbbVie, with respect to the qualified status of the Abbott-AbbVie MEPP under Code Section 401(a) and the tax-exempt status of any related trust under Code Section 501(a), Abbott shall direct the trustee of the Abbott Trust to transfer from the portion of the Abbott Trust that holds assets of the Abbott ARP to the portion of the Abbott Trust that holds assets of the Abbott-AbbVie MEPP the amounts described in Section 3.02(b).

(b)                                 ERISA Section 4044 Transfer.

(i)                                     As of the Distribution Date, the Parties shall cause the Abbott-AbbVie MEPP to accept Assets and assume all Liabilities under the Abbott ARP for Former Employees (other than LTD Participants) who were participating in the Abbott ARP as of immediately prior to the Distribution Date (including Assets and Liabilities in respect of beneficiaries and/or alternate payees established in relation to such Former Employees) and the Abbott ARP shall transfer all such Assets and be relieved of such Liabilities.  The amount of Assets to be transferred from the Abbott ARP to the Abbott-AbbVie MEPP in such transfer (or transfers) shall be determined as of the Distribution Date in accordance with, and shall comply with, Code Section 414(l) and, to the extent deemed applicable by the Parties, ERISA Section 4044, and shall take into account the transfer (or transfers) of Assets described in Section 3.01(b).  Assumptions used to determine the value of the Assets to be transferred shall be the safe harbor assumptions specified for valuing benefits in trusteed plans under Department of Labor Regulations Section 4044.51-57 and, to the extent not so specified, shall be based on the assumptions used in the annual valuation report most recently prepared prior to the transfer by the actuary for the Abbott ARP.  The transfer amount described above shall be credited or debited, as applicable, with a pro rata share of the actual investment earnings or losses allocable to the transfer amount for the period between the Distribution Date and an assessment date set by Abbott that is as close as practicable, taking into account the timing and reporting of valuation of assets in the Abbott Trust, to the date upon which Assets are equal in value to the transfer amount actually transferred from the Abbott ARP to the Abbott-AbbVie MEPP.  During the time prior to such transfer, benefits for Former Employees shall be paid from the Abbott ARP.  The ultimate transfer amount shall be reduced by the amount of these benefits payable to Former Employees who are not LTD Participants and credited or debited by the actual investment earnings or losses from the payment date to the assessment date set by Abbott above.  In addition, during this period, each Party will be responsible for a pro rata share of trustee and administration fees attributable to the Abbott-AbbVie MEPP assets that remain in the Abbott ARP.  The entries in the Abbott ARP funding standard account shall be divided among the Abbott ARP, the AbbVie Pension Plan, and the Abbott-AbbVie MEPP based on the guidance provided in Revenue Rulings 81-212 and 86-47.

(ii)                                  Periodically, at such times as agreed upon by the Parties after the transfer(s) described in subparagraph (i) above, (A) AbbVie shall cause the AbbVie Pension Plan to receive Assets and assume all Liabilities under the Abbott-AbbVie MEPP for participants in the Abbott-AbbVie MEPP who become employed by AbbVie during the Transition Period (including Assets and Liabilities in respect of beneficiaries and/or alternate payees) and the Abbott-AbbVie MEPP shall transfer all such Assets and be relieved of such Liabilities, and (B) Abbott shall cause the Abbott ARP to receive Assets and assume all Liabilities under the Abbott-AbbVie MEPP for participants in the Abbott-AbbVie MEPP who become employed by Abbott during the Transition Period (including Assets and Liabilities in respect of beneficiaries and/or alternate payees) and the Abbott-AbbVie MEPP shall transfer all such Assets and be relieved of such Liabilities.  The amount of such Assets to be transferred shall be determined as provided in Section 3.02(b)(i) and shall be subject to the applicable provisions of Section 3.02(b)(i).

(c)                                  Abbott-AbbVie MEPP Provisions. The Abbott-AbbVie MEPP shall provide that:

(i)                                     the benefit of each Former Employee participating in the Abbott-AbbVie MEPP shall be such Former Employee’s accrued benefit under the Abbott ARP immediately prior to the Distribution Date;

(ii)                                  the accrued benefit of each Former Employee participating in the Abbott ARP as of the Distribution Date shall be paid under the Abbott-AbbVie MEPP at the time and in a form that would have been permitted under the Abbott ARP as in effect as of the Distribution Date;

(iii)                               the Abbott-AbbVie MEPP shall assume and honor the terms of all QDROs in effect under the Abbott ARP as of the Distribution Date with respect to participating Former Employees;

(iv)                              certain individuals who were previously employed by TAP Pharmaceutical Products Inc. who are participating in the Abbott ARP as of immediately prior to the Distribution Date shall continue to earn vesting and seniority service for purposes of the Abbott-AbbVie MEPP in accordance with Supplement E of the Abbott ARP as in effect on the Distribution Date; and

(v)                                 no assets shall be transferred from the Code Section 401(h) Account in the Abbott ARP to the Abbott-AbbVie MEPP.

(d)                                 Determination Letter Request.  The Parties shall cooperate and submit an application to the Internal Revenue Service as soon as practicable after the Distribution Date (but no later than the last day of the remedial amendment period as defined in applicable Code provisions) for a determination letter regarding the qualification of the Abbott-AbbVie MEPP and the tax-exempt status of its related trust as of the Distribution Date and shall make any amendments reasonably requested by the Internal Revenue Service to receive a favorable determination letter regarding the Abbott-AbbVie MEPP.

(e)                                  Plan Fiduciaries.  The fiduciaries of the Abbott-AbbVie MEPP shall be appointed, and shall have such rights, duties, and responsibilities, as shall be determined by mutual agreement of the Parties as set forth in the applicable plan and trust documents for the Abbott-AbbVie MEPP. Unless and until the applicable fiduciaries of the Abbott-AbbVie MEPP determine that it is desired to invest the Assets of the Abbott-AbbVie MEPP in a separate trust, the Assets of the Abbott-AbbVie MEPP shall be invested through the Abbott Trust.  At such time as the applicable fiduciaries of the Abbott-AbbVie MEPP determine that it is desired to invest the Assets of the Abbott-AbbVie MEPP in a separate trust, Abbott shall direct the trustee of the Abbott Trust to transfer from the Abbott Trust to the trust(s) which forms a part of the Abbott-AbbVie MEPP Assets equal in value to the Assets of the Abbott-AbbVie MEPP, with the composition of such assets to be mutually determined by the applicable fiduciaries of the Abbott-AbbVie MEPP and the Abbott Trust.

(f)                                    Abbott-AbbVie MEPP after Distribution Date.  From and after the Distribution Date, no individual shall accrue any benefits under the Abbott-AbbVie MEPP.  If a participant in the Abbott-AbbVie MEPP becomes employed by the Abbott Group or the AbbVie Group on or after the Distribution Date in a position that is eligible for pension plan participation, any additional pension accruals shall occur under the Abbott ARP or the AbbVie Pension Plan, as applicable.

Section 3.03.  Stock Retirement/Savings Plan.

(a)                                  Establishment of AbbVie Savings Plan.  Effective as of or before the Distribution Date, AbbVie shall establish the AbbVie Savings Plan.  As of the Distribution Date, the terms of the AbbVie Savings Plan shall be substantially similar to the terms of the Abbott SRP as of the Distribution Date (except as described in Section 3.03(f)).  On or prior to the Distribution Date, AbbVie shall provide Abbott with (i) a copy of the AbbVie Savings Plan; (ii) a copy of certified resolutions of the AbbVie Board (or its authorized committee or other delegate) evidencing adoption of the AbbVie Savings Plan and the related trust(s) and the assumption by the AbbVie Savings Plan of the Liabilities described in Section 3.03(b); and (iii) either (A) a favorable determination letter issued by the Internal Revenue Service with respect to the AbbVie Savings Plan and its related trust or (B) an opinion of counsel, which counsel and opinion are reasonably satisfactory to Abbott, with respect to the qualified status of the AbbVie Savings Plan under Code Section 401(a) and the tax-exempt status of its related trust under Code Section 501(a).

(b)                                 Transfer of Account Balances.  As soon as practicable after the Distribution Date, Abbott shall cause the trustee of the Abbott SRP to transfer from the trust(s) which forms a part of the Abbott SRP to the trust(s) which forms a part of the AbbVie Savings Plan amounts equal to the account balances of the Transferred Employees and the AbbVie LTD Participants (including account balances in respect of beneficiaries and alternate payees established in relation to such individuals) under the Abbott SRP, determined as of the date of the transfer.  Such transfers shall be made in cash, Abbott Common Shares, shares of AbbVie Common Stock, promissory notes evidencing outstanding loans and other Assets or any combination thereof in cash or in kind, as instructed by the Abbott SRP Investment Committee.  AbbVie shall cause the transferred amounts to be allocated among the Transferred Employees’ and AbbVie LTD Participants’ (and beneficiaries’ and/or alternate payees’, as applicable) AbbVie Savings Plan accounts and to such investment funds in the same manner in which those amounts were allocated under the Abbott SRP.  Any Asset and Liability transfers pursuant to this Section 3.03 shall comply in all respects with Code Sections 414(l) and 411(d)(6).

(c)                                  AbbVie Savings Plan Provisions. The AbbVie Savings Plan shall provide that:

(i)                                     Transferred Employees and AbbVie LTD Participants shall (A) be eligible to participate in the AbbVie Savings Plan as of the applicable Transfer Date to the extent they were eligible to participate in the Abbott SRP as of the applicable Transfer Date, and (B) receive credit for vesting purposes for all service credited for that purpose under the Abbott SRP as of the applicable Transfer Date as if that service had been rendered to AbbVie; and

(ii)                                  the account balance of each Transferred Employee and AbbVie LTD Participant under the Abbott SRP as of the date of the transfer of Assets from the Abbott SRP (including any outstanding promissory notes) shall be credited to such individual’s account balance under the AbbVie Savings Plan.

(d)                                 Determination Letter Request.  AbbVie shall submit an application to the Internal Revenue Service as soon as practicable following the Distribution Date (but no later than the last day of the remedial amendment period as defined in applicable Code provisions) for a determination regarding the qualification of the AbbVie Savings Plan and the tax-exempt status of its related trust as of the Distribution Date and shall make any amendments reasonably requested by the Internal Revenue Service to receive a favorable determination letter regarding the AbbVie Savings Plan.

(e)                                  Abbott SRP after Distribution Date.  From and after the Distribution Date, (i) the Abbott SRP shall continue to be responsible for Liabilities in respect of Abbott Retained Employees and Former Employees (other than AbbVie LTD Participants), and (ii) no Employees of the AbbVie Group (other than Post-Distribution AbbVie Employees), shall accrue any benefits under the Abbott SRP.  Without limiting the generality of the foregoing, Transferred Employees and AbbVie LTD Participants shall cease to be active participants in the Abbott SRP effective as of the applicable Transfer Date.

(f)                                    Plan Fiduciaries and Stock Considerations. For all periods after the Distribution Date, the Parties agree that the applicable fiduciaries of each of the Abbott SRP and the AbbVie Savings Plan, respectively, shall have the authority with respect to the Abbott SRP and the AbbVie Savings Plan, respectively, to determine the investment alternatives, the terms and conditions with respect to those investment alternatives and such other matters as are within the scope of their duties under ERISA Section 404.

(g)                                 No Loss of Unvested Benefits; No Distributions.  The transfer of any Transferred Employee’s employment to the AbbVie Group will not result in loss of that Transferred Employee’s unvested benefits under the Abbott SRP or the AbbVie Savings Plan and no Transferred Employee shall be entitled to a distribution of his or her benefit under the Abbott SRP as a result of such transfer of employment.

(h)                                 Subsequent Transfers.  If, after the Distribution Date, a participant in the Abbott SRP becomes employed by the AbbVie Group or a participant in the AbbVie Savings Plan becomes employed by the Abbott Group, any additional allocations shall occur under the Abbott SRP or the AbbVie Savings Plan, as applicable.  If such participant’s employment by the Abbott Group or the AbbVie Group commences during the Transition Period, the Abbott SRP or the AbbVie Savings Plan, as applicable, shall permit the applicable participant to roll over a distribution of such participant’s account (including any outstanding loans) from the AbbVie Savings Plan or the Abbott SRP, as applicable, all in accordance with the terms of the Abbott SRP and the AbbVie Savings Plan, as applicable.

Section 3.04.  Pension Plan for Former BASF and Former Solvay Employees.

(a)                                  Transfer of Plan Sponsorship to AbbVie.  As of the Distribution Date, AbbVie shall assume sponsorship of the Pension Plan for Former BASF and Former Solvay

Employees.  The plan and the related trust agreement shall be amended, effective as of the Distribution Date, to reflect such sponsorship and to make other changes to effectuate the sponsorship change.  From and after the Distribution Date, the Pension Plan for Former BASF and Former Solvay Employees shall be responsible for Liabilities in respect of Transferred Employees and Former Employees (other than Abbott LTD Participants).

(b)                                 Abbott Retention of Assets and Liabilities for Benefits Due to Abbott Retained Employees and Abbott LTD Participants.

(i)                                     As described in Section 3.04(b)(ii), Abbott shall retain all Assets and Liabilities relating to, arising out of, or resulting from the Pension Plan for Former BASF and Former Solvay Employees with respect to Abbott Retained Employees and Abbott LTD Participants and their beneficiaries and/or alternate payees.  Effective as of or before the Distribution Date, Abbott shall amend the Abbott ARP to incorporate the provisions necessary to document and provide for such benefits due to the affected Abbott Retained Employees and Abbott LTD Participants.  From and after the Distribution Date (or, if later, the date on which the Assets and Liabilities attributable to benefits for the Abbott Retained Employees and Abbott LTD Participants are transferred to the Abbott ARP), no Employees of the Abbott Group shall participate in or accrue any benefits under the Pension Plan for Former BASF and Former Solvay Employees.

(ii)                                  As of the Distribution Date, Abbott shall cause the Abbott ARP to accept Assets and assume all Liabilities under the Pension Plan for Former BASF and Former Solvay Employees for Abbott Retained Employees and Abbott LTD Participants (including Assets and Liabilities in respect of beneficiaries and/or alternate payees) and the Pension Plan for Former BASF and Former Solvay Employees shall transfer all such Assets and be relieved of such Liabilities.  The amount of Assets to be transferred from the Pension Plan for Former BASF and Former Solvay Employees to the Abbott ARP in such transfer (or transfers) shall be determined as of the Distribution Date in accordance with, and shall comply with, Code Section 414(l) and, to the extent deemed applicable by the Parties, ERISA Section 4044. Assumptions used to determine the value of the Assets to be transferred shall be the safe harbor assumptions specified for valuing benefits in trusteed plans under Department of Labor Regulations Section 4044.51-57 and, to the extent not so specified, shall be based on the assumptions used in the annual valuation report most recently prepared prior to the transfer by the actuary for the Pension Plan for Former BASF and Former Solvay Employees.  The transfer amount described above shall be credited or debited, as applicable, with a pro rata share of the actual investment earnings or losses allocable to the transfer amount for the period between the Distribution Date and an assessment date set by Abbott that is as close as practicable, taking into account the timing and valuation of assets in the Abbott Trust, to the date upon which Assets equal in value to the transfer amount are actually transferred from the Pension Plan for Former BASF and Former Solvay Employees to the Abbott ARP. During the time prior to such transfer, benefits for Abbott Retained Employees who terminate employment with the Abbott Group and for Abbott LTD Participants shall be paid from the Pension Plan for Former BASF and Former Solvay Employees. The ultimate transfer amount shall be reduced by the amount of these benefits and credited or debited by the actual investment earnings or losses from the payment date to the assessment date set by

Abbott above.  In addition, during this period, Abbott will be responsible for a pro rata share of trustee and administration fees attributable to the Pension Plan for Former BASF and Former Solvay Employees assets that remain in the Abbott ARP.  The entries in the Abbott ARP funding standard account shall be divided among the Abbott ARP and the Pension Plan for Former BASF and Former Solvay Employees based on the guidance provided in Revenue Ruling 81-212 and 86-47.

(iii)                               Periodically, at such times as agreed upon by the Parties after the transfer(s) described in Section 3.04(b)(ii), (A) AbbVie shall cause the Pension Plan for Former BASF and Former Solvay Employees to receive Assets and assume all Liabilities under the Abbott ARP for any Abbott Retained Employees (and their beneficiaries and alternate payees) on whose behalf a transfer was made under Section 3.04(b)(ii) who cease to be employed by Abbott after the Distribution Date and become employed by AbbVie during the Transition Period (including Assets and Liabilities in respect of beneficiaries and/or alternate payees) and the Abbott ARP shall transfer all such Assets and be relieved of such Liabilities, and (B) Abbott shall cause the Abbott ARP to receive Assets and assume all Liabilities under the Pension Plan for Former BASF and Former Solvay Employees for any Employees who cease to be employed by AbbVie after the Distribution Date and become employed by Abbott during the Transition Period (including Assets and Liabilities in respect of beneficiaries and/or alternate payees) and the Pension Plan for Former BASF and Former Solvay Employees shall transfer all such Assets and be relieved of such Liabilities.  The amount of Assets to be transferred shall be determined as provided in Section 3.04(b)(ii) and shall be subject to the applicable provisions of Section 3.04(b)(ii).

(c)                                  Plan Fiduciaries.  For all periods after the Distribution Date, the Parties agree that the applicable fiduciaries of each of the Pension Plan for Former BASF and Former Solvay Employees and the Abbott ARP, respectively, shall have the authority with respect to the Pension Plan for Former BASF and Former Solvay Employees and the Abbott ARP, respectively, to determine the plan investments and such other matters as are within the scope of their duties under ERISA Section 404.  Unless and until the applicable fiduciaries of the Pension Plan for Former BASF and Former Solvay Employees determine that it is desired to invest the Assets of the Pension Plan for Former BASF and Former Solvay Employees in a separate trust, the Assets of the Pension Plan for Former BASF and Former Solvay Employees shall be invested through the Abbott Trust.  At such time as the applicable fiduciaries of the Pension Plan for Former BASF and Former Solvay Employees determine that it is desired to invest the Assets of the Pension Plan for Former BASF and Former Solvay Employees in a separate trust, Abbott shall direct the trustee of the Abbott Trust to transfer from the Abbott Trust to the trust(s) which forms a part of the Pension Plan for Former BASF and Former Solvay Employees Assets equal in value to the Assets of Pension Plan for Former BASF and Former Solvay Employees, with the composition of such assets to be mutually determined by the applicable fiduciaries of the Pension Plan for Former BASF and Former Solvay Employees and the Abbott Trust.

Section 3.05.  Supplemental Pension Plan

(a)                                  Establishment of AbbVie SERP.  Effective as of or before the Distribution Date, AbbVie shall establish the AbbVie SERP, with terms and funding arrangements substantially similar to those of the Abbott SERP as of the Distribution Date.

(b)                                 Assumption of SERP Liabilities and Transfer from Abbott SERP. Except as provided below, as of a Transferred Employee’s or an AbbVie LTD Participant’s Transfer Date, AbbVie shall, and shall cause the AbbVie SERP to, assume all Liabilities for all obligations under the Abbott SERP for the benefits of such individual (and any other individual on whose behalf Liabilities are transferred from the Abbott ARP to the AbbVie Pension Plan under Section 3.01(b)(ii)(A)) and his or her beneficiaries and/or alternate payees determined as of the applicable Transfer Date, and Abbott and the Abbott SERP shall be relieved of all Liabilities for those benefits.  Abbott shall retain the Liabilities for all obligations under the Abbott SERP for the benefits for Abbott Retained Employees and Former Employees (other than AbbVie LTD Participants) (and any other individual on whose behalf Liabilities are transferred from the AbbVie Pension Plan to the Abbott ARP under Section 3.01(b)(ii)(B)), but shall share with AbbVie the cost of benefits provided to Former Employees (other than LTD Participants) in accordance with procedures mutually agreed to by the Parties.

(c)                                  AbbVie SERP Provisions.  As of the Distribution Date, the AbbVie SERP shall provide that:

(i)                                     Transferred Employees and AbbVie LTD Participants shall (A) be eligible to participate in the AbbVie SERP to the extent they were eligible to participate in the Abbott SERP as of the applicable Transfer Date, and (B) receive credit for vesting, eligibility and benefit service for all service credited for those purposes under the Abbott SERP as of the Transfer Date as if that service had been rendered to AbbVie (provided that in the event that any such Transferred Employee or AbbVie LTD Participant receives a distribution from the Abbott SERP, the value of such distribution shall be offset against future benefits under the AbbVie SERP to the extent necessary to avoid a duplication of benefits, the terms of such offset to be set forth in the AbbVie SERP);

(ii)                                  the compensation paid by the Abbott Group to a Transferred Employee or to an AbbVie LTD Participant that was recognized under the Abbott SERP as of the Transfer Date shall be credited and recognized for all applicable purposes under the AbbVie SERP as though it were compensation from the AbbVie Group;

(iii)                               the accrued benefit of each Transferred Employee and each AbbVie LTD Participant under the Abbott SERP as of the applicable Transfer Date shall be payable under the AbbVie SERP at the time and in a form that would have been permitted under the Abbott SERP as in effect as of such Transfer Date, with employment by the Abbott Group prior to the Transfer Date treated as employment by the AbbVie Group under the AbbVie SERP for purposes of determining eligibility for optional forms of benefit, early retirement benefits, or other benefit forms; and

(iv)                              the AbbVie SERP shall assume and honor the terms of all arrangements relating to beneficiaries and alternate payees in effect and honored under the Abbott SERP as of the applicable Transfer Date with respect to Transferred Employees and AbbVie LTD Participants.

(d)                                 Abbott SERP after Distribution Date.  From and after a Transferred Employee’s or AbbVie LTD Participant’s Transfer Date, such Transferred Employee or AbbVie LTD Participant shall not participate in or accrue any benefits under the Abbott SERP. Without limiting the generality of the foregoing, each Transferred Employee and AbbVie LTD Participant shall cease to participate in the Abbott SERP effective as of the applicable Transfer Date.  The Abbott SERP shall continue to be responsible for Liabilities in respect of Abbott Retained Employees and Former Employees (other than AbbVie LTD Participants) and their beneficiaries and/or alternate payees.

Section 3.06.  Deferred Compensation Plan.

(a)                                  Establishment of AbbVie DCP. Effective as of or before the Distribution Date, AbbVie shall establish the AbbVie DCP, with terms substantially similar to those of the Abbott DCP as of the Distribution Date.

(b)                                 Assumption of DCP Liabilities and Transfer from Abbott DCP.

(i)                                     As of a Transferred Employee’s or an AbbVie LTD Participant’s Transfer Date, AbbVie shall, and shall cause the AbbVie DCP to, assume all Liabilities for all obligations under the Abbott DCP for the benefits of such individual and his or her beneficiaries and/or alternate payees, determined as of the applicable Transfer Date, and Abbott and the Abbott DCP shall be relieved of all Liabilities for those benefits.

(ii)                                  As of or as soon as practicable after the applicable Transfer Date, the Parties shall cooperate to cause the accounts of the applicable Transferred Employee or AbbVie LTD Participant participating in the Abbott DCP to be transferred to the AbbVie DCP.  AbbVie shall (A) credit each such Transferred Employee’s or AbbVie LTD Participant’s account with (1) the amount deferred by such individual into the Abbott DCP as of the applicable Transfer Date, plus (2) any employer contributions, whether vested or unvested, deemed to have been made in relation to the amount described in (1), including, in each case, any earnings thereon, and (B) recognize and honor all deferral and distribution elections made by such individual (including any deferral election applicable to any bonus earned but not yet paid as of the applicable Transfer Date).

(c)                                  Abbott DCP after Distribution Date.  From and after a Transferred Employee’s or an AbbVie LTD Participant’s Transfer Date, such individual shall not participate in or accrue any benefits under the Abbott DCP.  Without limiting the generality of the foregoing, each Transferred Employee or AbbVie LTD Participant shall cease to participate in the Abbott DCP effective as of his or her Transfer Date.  The Abbott DCP shall continue to be responsible for Liabilities in respect of Abbott Retained Employees and Former Employees (other than AbbVie LTD Participants) and their beneficiaries and/or alternate payees.

Section 3.07.  Supplemental Savings Plan.

(a)                                  Establishment of AbbVie SSP.  Effective as of or before the Distribution Date, AbbVie shall establish the AbbVie SSP, with terms and funding arrangements substantially similar to those of the Abbott KSP as of the Distribution Date.

(b)                                 Assumption of KSP Liabilities and Transfer from Abbott KSP.

(i)                                     As of a Transferred Employee’s or an AbbVie LTD Participant’s Transfer Date, AbbVie shall, and shall cause the AbbVie SSP to, assume all Liabilities for all obligations under the Abbott KSP for the benefits of such individual and his or her beneficiaries and/or alternate payees, determined as of such Transfer Date, and Abbott and the Abbott KSP shall be relieved of all Liabilities for those benefits.

(ii)                                  As of or as soon as practicable after the applicable Transfer Date, the Parties shall cooperate to cause the accounts of the applicable Transferred Employee or AbbVie LTD Participant participating in the Abbott KSP to be transferred to the AbbVie SSP.  AbbVie shall (A) credit each such Transferred Employee’s or AbbVie LTD Participant’s account with (1) the amount deferred by such individual into the Abbott KSP as of the applicable Transfer Date, plus (2) any employer contributions, whether vested or unvested, deemed to have been made in relation to the amount described in (1), including, in each case, any earnings thereon, and (B) recognize and honor all deferral and distribution elections made by such individual.

(c)                                  Abbott KSP after Distribution Date.  From and after a Transferred Employee’s or an AbbVie LTD Participant’s Transfer Date, such individual shall not participate in or accrue any benefits under the Abbott KSP.  Without limiting the generality of the foregoing, each Transferred Employee or AbbVie LTD Participant shall cease to participate in the Abbott KSP effective as of his or her Transfer Date.  The Abbott KSP shall continue to be responsible for Liabilities in respect of Abbott Retained Employees and Former Employees (other than AbbVie LTD Participants) and their beneficiaries and/or alternate payees, but shall share with AbbVie the cost of benefits provided to Former Employees (other than LTD Participants) in accordance with procedures mutually agreed to by the Parties.

Section 3.08.  Deferred Compensation Plan for Former Employees of Solvay and Supplemental Pension Plan for Former BASF and Former Solvay Employees.

(a)                                  Transfer of Plan Sponsorship to AbbVie.  Effective as of the Distribution Date, a member of the AbbVie Group shall assume or retain sponsorship of the Deferred Compensation Plan for Former Employees of Solvay and the Supplemental Pension Plan for Former BASF and Former Solvay Employees and, except as otherwise provided in Section 3.08(b), shall be responsible for all Liabilities thereunder.  Such plans shall be amended, effective as of the Distribution Date, to reflect such sponsorship and to make other changes reasonably necessary to effectuate the sponsorship change.

(b)                                 Abbott Retention of Liabilities for Benefits Due to Abbott Retained Employees and Abbott LTD Participants.  Abbott shall retain all Liabilities relating to, arising out of, or resulting from the Deferred Compensation Plan for Former Employees of Solvay and the

Supplemental Pension Plan for Former BASF and Former Solvay Employees with respect to Abbott Retained Employees and Abbott LTD Participants and their beneficiaries and/or alternate payees (and, with respect to such Supplemental Pension Plan for Former BASF and Former Solvay Employees, any other individual on whose behalf Liabilities are transferred from the Pension Plan for Former BASF and Former Solvay Employees to the Abbott ARP under Section 3.04(b)(iii)).  Effective as of or before the Distribution Date, Abbott shall amend or adopt such plans as it deems necessary to incorporate the provisions necessary to document and provide for such benefits due to the affected Abbott Retained Employees and Abbott LTD Participants.  From and after the Distribution Date, no Employee of the Abbott Group shall participate in or accrue any benefits under the Deferred Compensation Plan for Former Employees of Solvay and the Supplemental Pension Plan for Former BASF and Former Solvay Employees.

ARTICLE IV

NON-U.S. RETIREMENT PLANS

Section 4.01.  Establishment of Non-U.S. Retirement Plans and Transfers of Assets and Liabilities.  Except as mutually agreed upon by the Parties or required under this Article IV or Article VII, AbbVie or its appropriate Affiliate will establish a pension plan (whether a defined contribution or defined benefit pension plan) with terms that are substantially similar to those of the corresponding Non-U.S. Abbott Benefit Plan.

(a)                                  Transfer of Non-U.S. Retirement Plan Assets and Liabilities.  After a Non-U.S. AbbVie Benefit Plan is established, then, except as otherwise provided in this Agreement, the Assets and Liabilities determined as of the Distribution Date under the corresponding Non-U.S. Abbott Benefit Plan attributable to Transferred Non-U.S. Employees (and, with respect to each of the countries or entities listed in Schedule 4.01(a), AbbVie Former Employees) who are participants in that plan, along with any other Assets and Liabilities that AbbVie agrees to assume with respect to such plan, shall be transferred to the applicable Non-U.S. AbbVie Benefit Plan.  The Non-U.S. Abbott Benefit Plan shall retain all Assets and Liabilities related to Abbott Retained Employees, Abbott Former Employees, and, with respect to each of the countries or entities not listed in Schedule 4.01(a), AbbVie Former Employees. Assets will be allocated between the plans based on the proportion of Liabilities borne by each plan.  Except as otherwise mutually agreed upon by the Parties, such Liabilities will be valued as of the Distribution Date using the projected benefit obligation based on plan provisions as in effect at the Distribution Date and applying demographic and other assumptions used in the most recently completed valuation of the applicable Non-U.S. Abbott Benefit Plan; provided, however, that all economic assumptions will be updated as of the Distribution Date.  The transfer amount described above shall be credited or debited, as applicable, with a pro rata share of the actual investment earnings or losses allocable to the transfer amount for the period between the Distribution Date and an assessment date set by Abbott that is as close as practicable, taking into account the timing and reporting of valuation of the applicable Non-U.S. Abbott Benefit Plan’s Assets, to the date upon which Assets equal in value to the transfer amount are actually transferred from the applicable Non-U.S. Abbott Benefit Plan to the applicable Non-U.S. AbbVie Benefit Plan.  During this period, with respect to countries or entities listed in Schedule 4.01(a), benefits for AbbVie Former Employees shall be paid from the Non-U.S. Abbott Benefit Plan. Except as otherwise mutually agreed upon by the Parties, the ultimate transfer amount shall be reduced by the amount of these benefits and credited or debited by the actual investment earnings or losses from the payment date to the assessment date set by Abbott above.  Any third party fees, costs or expenses incurred under the applicable Non-U.S. Abbott Benefit Plan during the period from the Distribution Date to the assessment date set by Abbott shall be shared by the Parties based on the proportion of Liabilities borne by the applicable Non-U.S. Abbott Benefit Plan and the applicable Non-U.S. AbbVie Benefit Plan.  The Parties agree to use commercially reasonable efforts to accomplish each transfer as soon as practicable following the Distribution Date and to cooperate with each other to make such filings and disclosures and obtain such approvals as may be deemed necessary or advisable in accordance with applicable Law.

(b)                                 Non-U.S. AbbVie Retirement Plan Provisions.  Each Non-U.S. AbbVie Benefit Plan shall provide, except as otherwise provided in this Agreement or local Conveyance and Assumption Instruments that:

(i)                                     Transferred Non-U.S. Employees (and, with respect to each of the countries or entities listed in Schedule 4.01(a), AbbVie Former Employees) shall (A) be eligible to participate in the Non-U.S. AbbVie Benefit Plan to the extent they were eligible to participate in the corresponding Non-U.S. Abbott Benefit Plan as of the Distribution Date, and (B) receive credit for vesting, eligibility and benefit service for all service credited for those purposes under the corresponding Non-U.S. Abbott Benefit Plan as if that service had been rendered to AbbVie;

(ii)                                  the compensation paid by the Abbott Group to a Transferred Non-U.S. Employee (or, with respect to each of the countries or entities listed in Schedule 4.01(a), an AbbVie Former Employee) that is recognized under the Non-U.S. Abbott Benefit Plan shall be credited and recognized for all applicable purposes under the corresponding Non-U.S. AbbVie Benefit Plan as though it were compensation from the AbbVie Group; and

(iii)                               the accrued benefit of each Transferred Non-U.S. Employee (or, with respect to each of the countries or entities listed in Schedule 4.01(a), each AbbVie Former Employee) under the Non-U.S. Abbott Benefit Plan that is transferred to the corresponding Non-U.S. AbbVie Benefit Plan pursuant to Section 4.01(a) shall be paid under such Non-U.S. AbbVie Benefit Plan in accordance with the terms of such Non-U.S. AbbVie Benefit Plan and applicable Law, with employment by the Abbott Group treated as employment by the AbbVie Group under the Non-U.S. AbbVie Benefit Plan for purposes of determining eligibility for optional forms of benefit, early retirement benefits, or other benefit forms.

(c)                                  Subsequent Transfers.  Periodically, at such times as agreed upon by the Parties after the initial transfer described in Section 4.01(a), (i) AbbVie shall cause the applicable Non-U.S. AbbVie Benefit Plan to receive Assets and assume all Liabilities under the applicable Non-U.S. Abbott Benefit Plan for Post-Distribution AbbVie Employees and other Employees who cease to be employed by Abbott after the Distribution Date and become employed by AbbVie during the Transition Period (including Assets and Liabilities in respect of beneficiaries and/or alternate payees) and the applicable Non-U.S. Abbott Benefit Plan shall transfer all such Assets and be relieved of such Liabilities, and (ii) Abbott shall cause the applicable Non-U.S. Abbott Benefit Plan to receive Assets and assume all Liabilities under the applicable Non-U.S.

AbbVie Benefit Plan for Employees who cease to be employed by AbbVie after the Distribution Date and become employed by Abbott during the Transition Period (including Assets and Liabilities in respect of beneficiaries and/or alternate payees) and the applicable Non-U.S. AbbVie Benefit Plan shall transfer all such Assets and be relieved of such Liabilities.  The amount of such Assets to be transferred shall be determined as provided in Section 4.01(a) and shall be subject to the applicable provisions of Section 4.01(a).

Section 4.02.  Shared Plan Model.

(a)                                  AbbVie Participation in Non-U.S. Abbott Retirement Plans.

(i)                                     In each of the countries or entities listed in Schedule 4.02(a), Abbott or its appropriate Affiliate will permit AbbVie or its appropriate Affiliate to continue to participate in the Non-U.S. Abbott Benefit Plan providing retirement benefits in that country after the Distribution.  Except as otherwise mutually agreed upon by the Parties, such continued participation is subject to the following requirements: (A) Abbott or its appropriate Affiliate will remain the principal employer under the plan; (B) Abbott and only Abbott or its appropriate Affiliate may amend the plan at any time; (C) any third party fees, costs or expenses shall be shared by the Parties on the basis of their proportionate share of the Liabilities under the Non-U.S. Abbott Benefit Plan;  (D) Abbott shall determine the benefit formula or structure under the plan (which shall apply uniformly to all similarly situated participants); and (E) such continued participation may not extend beyond two years after the Distribution Date, unless otherwise mutually agreed by each Party’s head of human resources (or such individual’s delegate).

(ii)                                  At or before the end of the shared plan period, in each of the countries or entities listed in Schedule 4.02(a), AbbVie or its appropriate Affiliate shall establish its own plan or arrangement to deliver the benefits due to AbbVie Employees (including both current and former AbbVie Employees) and AbbVie Former Employees under the applicable Non-U.S. Abbott Benefit Plan or otherwise shall be responsible for all costs incurred by the Parties in connection with winding up or terminating the participation of AbbVie or its appropriate Affiliate in the Non-U.S. Abbott Benefit Plan.  Following the establishment of the Non-U.S. AbbVie Benefit Plan, the Assets and Liabilities of the Non-U.S. Abbott Benefit Plan attributable to AbbVie Employees (including both current and former AbbVie Employees) and AbbVie Former Employees who are participants in that plan shall be transferred to the applicable Non-U.S. AbbVie Benefit Plan.  Assets will be allocated between the plans based on the proportion of Liabilities borne by each plan.  Except as otherwise mutually agreed upon by the Parties, such Liabilities will be valued as of the Distribution Date using the projected unit credit method based on plan provisions as in effect at the Distribution Date and applying the demographic and other assumptions used in the most recently completed valuation of the applicable Non-U.S. Abbott Benefit Plan; provided, however, that all economic assumptions will be updated as of the Distribution Date.  The transfer amount described above shall be credited or debited, as applicable, with a pro rata share of the actual investment earnings or losses allocable to the transfer amount for the period between the establishment of the Non-U.S. AbbVie Benefit Plan and an assessment date set by Abbott that is as close as practicable, taking into account the timing and reporting of valuation of the applicable Non-U.S. Abbott Benefit Plan’s Assets, to the date upon which Assets equal in value to the transfer amount are actually transferred from the applicable Non-U.S. Abbott Benefit Plan to the applicable Non-U.S. AbbVie Benefit Plan.  During this period, benefits for former AbbVie Employees and AbbVie Former Employees shall be paid from the Non-U.S. Abbott Benefit Plan. Except as otherwise mutually agreed upon by the Parties, the ultimate transfer amount shall be reduced by the amount of these benefits and credited or debited by the actual investment earnings or losses from the payment date to the assessment date set by Abbott above.  Any third party fees, costs or expenses incurred under the applicable Non-U.S. Abbott Benefit Plan during the period from the establishment of the Non-U.S. AbbVie Benefit Plan to the assessment date set by Abbott shall be shared by the Parties based on the proportion of Liabilities borne by the applicable Non-U.S. Abbott Benefit Plan and the applicable Non-U.S. AbbVie Benefit Plan.  The Parties agree to use commercially reasonable efforts to accomplish each transfer as soon as practicable following the establishment of the Non-U.S. AbbVie Benefit Plan and to cooperate with each other to make such filings and disclosures and obtain such approvals as may be deemed necessary or advisable in accordance with applicable Law.  Such transfers and any actuarial assumptions shall be subject to such minimum consents, approvals and other legal requirements as may apply under applicable Law, including, if required, the consent of any affected plan participant or any other third party.

(b)                                 Non-U.S. Abbott Retirement Plan Provisions.  Each Non-U.S. Abbott Benefit Plan described in Section 4.02(a) shall provide, except as otherwise provided in this Agreement that:

(i)                                     AbbVie Employees shall (A) be eligible to participate in the Non-U.S. Abbott Benefit Plan to the extent they were eligible to participate in such plan immediately prior to the Distribution Date, and (B) receive credit for vesting, eligibility and benefit service for all service with AbbVie during the shared plan period as if that service had been rendered to Abbott;

(ii)                                  the compensation paid by the AbbVie Group to an AbbVie Employee during the shared plan period shall be credited and recognized for all applicable purposes under the corresponding Non-U.S. Abbott Benefit Plan as though it were compensation from the Abbott Group; and

(iii)                               the accrued benefit of each AbbVie Employee under the Non-U.S. Abbott Benefit Plan shall be paid at the time and in a form provided under such plan, with employment by the AbbVie Group during the shared plan period treated as employment by the Abbott Group under the Non-U.S. Abbott Benefit Plan for purposes of determining eligibility for optional forms of benefit, early retirement benefits, or other benefit forms.

(c)                                  Subsequent Transfers.  Periodically, at such times as agreed upon by the Parties after the initial transfer described in Section 4.02(a), (i) AbbVie shall cause the applicable Non-U.S. AbbVie Benefit Plan to receive Assets and assume all Liabilities under the applicable Non-U.S. Abbott Benefit Plan for Post-Distribution AbbVie Employees and other Employees who cease to be employed by Abbott after the Distribution Date and become employed by

AbbVie during the Transition Period (including Assets and Liabilities in respect of beneficiaries and/or alternate payees) and the applicable Non-U.S. Abbott Benefit Plan shall transfer all such Assets and be relieved of such Liabilities, and (ii) Abbott shall cause the applicable Non-U.S. Abbott Benefit Plan to receive Assets and assume all Liabilities under the applicable Non-U.S. AbbVie Benefit Plan for Employees who cease to be employed by AbbVie after the Distribution Date and become employed by Abbott during the Transition Period (including Assets and Liabilities in respect of beneficiaries and/or alternate payees) and the applicable Non-U.S. AbbVie Benefit Plan shall transfer all such Assets and be relieved of such Liabilities.  The amount of such Assets to be transferred shall be determined as provided in Section 4.02(a) and shall be subject to the applicable provisions of Section 4.02(a).

Section 4.03.  Overseas Managers Pension Plan and Territorial Pension Plan.

(a)                                  Establishment of AbbVie OMPP and AbbVie TPP. Effective as of or before the Distribution Date, AbbVie shall establish the AbbVie OMPP and the AbbVie TPP, with terms substantially similar to those of the Abbott OMPP or the Abbott TPP, as applicable, as of the Distribution Date.

(b)                                 OMPP and TPP Liabilities.  AbbVie shall, and shall cause the AbbVie OMPP and the AbbVie TPP to, assume all Liabilities for all obligations under the Abbott OMPP or the Abbott TPP, as applicable, for the benefits for Transferred Employees, and Abbott and the Abbott OMPP and the Abbott TPP shall be relieved of all Liabilities for those benefits.  Abbott shall retain the Liabilities for all obligations under the Abbott OMPP and the Abbott TPP for the benefits for Abbott Retained Employees and Former Employees, but shall share with AbbVie the cost of benefits provided to Former Employees in accordance with procedures mutually agreed to by the Parties.

(c)                                  AbbVie OMPP and AbbVie TPP as of the Distribution Date.  As of the Distribution Date, the AbbVie OMPP and the AbbVie TPP shall provide that:

(i)                                     Transferred Employees who are participants in the AbbVie OMPP or the AbbVie TPP, as applicable, shall receive credit for vesting, eligibility, and benefit service for all service credited for those purposes under the Abbott OMPP or the Abbott TPP, as applicable, as if that service had been rendered to AbbVie;

(ii)                                  the compensation paid by the Abbott Group to a Transferred Employee which was recognized under the Abbott OMPP or the Abbott TPP shall be credited and recognized for all applicable purposes under the AbbVie OMPP or the AbbVie TPP, as applicable, as though it were compensation from the AbbVie Group; and

(iii)                               following the Distribution Date, the AbbVie OMPP and the AbbVie TPP shall not be amended in any manner that would reduce the accrued benefit (including any early retirement subsidy) of any Transferred Employee.

(d)                                 Abbott OMPP and Abbott TPP after Distribution Date.  From and after the Distribution Date, no AbbVie Employees (other than Post-Distribution Transferred Employees) shall participate in or accrue any benefits under the Abbott OMPP or the Abbott TPP.

ARTICLE V

WELFARE AND FRINGE BENEFIT PLANS

Section 5.01.  U.S. Health and Welfare Plans.

(a)                                  Establishment of AbbVie Health and Welfare Plans.  Effective as of or before the Distribution Date, AbbVie shall establish the AbbVie Health and Welfare Plans, with terms substantially similar to those of the corresponding Abbott Health and Welfare Plans as of the Distribution Date unless otherwise provided in this Article V.

(b)                                 Waiver of Conditions; Benefit Maximums. AbbVie shall, to the extent commercially reasonable, cause the AbbVie Health and Welfare Plans to:

(i)                                     with respect to initial enrollment following the applicable Transfer Date, waive

(A)                              all limitations as to preexisting conditions, exclusions, and service conditions with respect to participation and coverage requirements applicable to any Transferred Employee or AbbVie LTD Participant, other than limitations that were in effect with respect to the Transferred Employee or the AbbVie LTD Participant under the applicable Abbott Health and Welfare Plan as of immediately prior to such individual’s Transfer Date, and

(B)                                any waiting period limitation or evidence of insurability requirement applicable to a Transferred Employee or AbbVie LTD Participant other than limitations or requirements that were in effect with respect to such Transferred Employee or AbbVie LTD Participant under the applicable Abbott Health and Welfare Plan as of immediately prior to such individual’s Transfer Date; and

(ii)                                  take into account

(A)                              with respect to aggregate annual, lifetime, or similar maximum benefits available under the AbbVie Health and Welfare Plans, a Transferred Employee’s or AbbVie LTD Participant’s prior claim experience under the Abbott Health and Welfare Plans and any Benefit Plan that provides leave benefits; and

(B)                                any eligible expenses incurred by a Transferred Employee or AbbVie LTD Participant and his or her covered dependents during the portion of the plan year of the applicable Abbott Health and Welfare Plan ending on the applicable Transfer Date to be taken into account under such AbbVie Health and Welfare Plan for purposes of satisfying all deductible, coinsurance, and maximum out-of-pocket requirements applicable to such Transferred Employee or AbbVie LTD Participant and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such AbbVie Health and Welfare Plan.

(c)                                  Spousal Transition Issues. The Abbott Group and the AbbVie Group will cooperate to develop uniform guidelines intended to ensure that, to the extent commercially practicable, from the Distribution Date through December 31, 2013, Employees who are married to each other or who are domestic partners as of the Distribution Date do not incur additional aggregate cost, or derive additional aggregate benefit, under the Health and Welfare Plans of the Parties solely because one such Employee is an Abbott Retained Employee and the other is a Transferred Employee.

(d)                                 Allocation of Health and Welfare Assets and Liabilities.

(i)                                     General Principles.  Except as otherwise specifically provided in this Agreement, Abbott shall retain all Liabilities relating to Incurred Claims under the Abbott Health and Welfare Plans, and shall also retain Assets (including, without limitation, Medicare reimbursements, pharmaceutical rebates, and similar items) associated with such Incurred Claims. AbbVie shall be responsible for all Liabilities relating to Incurred Claims under any AbbVie Health and Welfare Plan and shall also retain Assets (including, without limitation, Medicare reimbursements, pharmaceutical rebates, and similar items) associated with such Incurred Claims.

(ii)                                  Disability Benefits.   Notwithstanding any other provision hereof, Abbott shall be responsible for Incurred Claims (including ongoing benefit payments) of Abbott Retained Employees and Abbott Former Employees for short- and long-term disability benefits, regardless of when the applicable Incurred Claim was incurred, and AbbVie shall be responsible for Incurred Claims (including ongoing benefit payments) of AbbVie Employees and AbbVie Former Employees for short- and long-term disability benefits, regardless of when the applicable Incurred Claim was incurred.

(iii)                               Flexible Spending Accounts.  The Parties shall take all actions necessary to ensure that, effective as of the Distribution Date, (A) the health care and dependent care flexible spending accounts of Transferred Employees (whether positive or negative) (the “Transferred Flexible Spending Account Balances”) under the applicable Abbott Health and Welfare Plan shall be transferred to the corresponding AbbVie Health and Welfare Plan; (B) the elections, contribution levels and coverage of the applicable Transferred Employees shall apply under the AbbVie Health and Welfare Plan in the same manner as under the corresponding Abbott Health and Welfare Plan; and (C) the applicable Transferred Employees shall be eligible for reimbursement from the AbbVie Health and Welfare Plan on the same basis and the same terms and conditions as under the corresponding Abbott Health and Welfare Plan.  As soon as practicable after the Distribution Date, and in any event within 30 business days after the amount of the Transferred Flexible Spending Account Balances is determined, Abbott shall pay AbbVie the net aggregate amount of the Transferred Flexible Spending Account Balances, if such amount is positive, and AbbVie shall pay Abbott the net aggregate amount of the Transferred Flexible Spending Account Balances, if such amount is negative.  With respect to Transferred Employees whose Transfer Date occurs after the Distribution Date, the Parties shall cooperate in good faith to provide for transfers and/or reimbursement after the applicable Transfer Date with respect to the health care and dependent care flexible spending accounts of such Transferred Employees in accordance with procedures mutually agreed to by the Parties.

(iv)                              Retiree Health Care Plan and Retiree Life Insurance Plan.  Notwithstanding any other provision hereof, Abbott shall retain the Liabilities and responsibility for all obligations under the Abbott Retiree Health Care Plan and the Abbott Retiree Life Insurance Plan for benefits due to Abbott Retained Employees and Former Employees (other than AbbVie LTD Participants), and shall also retain Assets, including, without limitation, Medicare reimbursements, pharmaceutical rebates, and similar items, associated with such benefits, but shall share with AbbVie the cost of benefits provided to Former Employees (other than LTD Participants) under the Abbott Retiree Health Care Plan and the Abbott Retiree Life Insurance Plan in accordance with procedures mutually agreed to by the Parties.

(e)                                  Abbott Health and Welfare Plans after Distribution Date.  Transferred Employees shall cease to participate in the Abbott Health and Welfare Plans effective as of their respective Transfer Dates.

(f)                                    401(h) Account.  Abbott shall retain all Assets associated with the 401(h) account associated with the Abbott ARP.

Section 5.02.  COBRA and HIPAA.  Abbott shall continue to be responsible for compliance with the health care continuation requirements of COBRA, the certificate of creditable coverage requirements of HIPAA, and the corresponding provisions of the Abbott Health and Welfare Plans with respect to any (a) Abbott Retained Employees and any Former Employees (and their covered dependents) who incur a qualifying event under COBRA on, prior to, or following the Distribution Date, (b) any AbbVie Employees who do not become Transferred Employees (and their covered dependents) who incur a qualifying event under COBRA on, prior to, or following the Distribution Date, and (c) any other AbbVie Employees (and their covered dependents), with respect to qualifying events under COBRA incurred prior to or on the applicable Transfer Date.  AbbVie shall assume responsibility for compliance with the health care continuation requirements of COBRA, the certificate of creditable coverage requirements of HIPAA, and the corresponding provisions of the AbbVie Health and Welfare Plans with respect to any Transferred Employees (and their covered dependents) who incur a qualifying event or loss of coverage under the Abbott Health and Welfare Plans and/or the AbbVie Health and Welfare Plans after their respective Transfer Dates.  The Parties agree that the consummation of the transactions contemplated by the Separation and Distribution Agreement shall not constitute a COBRA qualifying event for any purpose of COBRA.

Section 5.03.  U.S. Life Insurance Trust.  Effective as of the Distribution Date, AbbVie shall establish the AbbVie Life Insurance Trust and shall take all actions reasonably necessary to ensure that the AbbVie Life Insurance Trust satisfies the requirements of Code Section 501(c)(9) and is exempt from taxation under Code Section 501(a), including, but not limited to, filing any required determination letter filing with the Internal Revenue Service. Effective as of the Distribution Date, after making appropriate adjustment for any incurred but not reported claims payable from the Abbott Life Insurance Trust, Abbott shall cause the Abbott Life Insurance Trust to transfer to the AbbVie Life Insurance Trust any remaining Assets and reserves under the Abbott Life Insurance Trust which are attributable to contributions by Transferred Employees.  The Parties shall each take any and all actions as they deem necessary or appropriate to ensure that the transfer of Assets and reserves from the Abbott Life Insurance Trust to the AbbVie Life Insurance Trust does not result in any adverse tax consequences to the Abbott Life Insurance

Trust or the AbbVie Life Insurance Trust, Abbott, AbbVie, or any participants or beneficiaries under the Abbott Life Insurance Trust or the AbbVie Life Insurance Trust.  The Parties shall cooperate with each other to carry out the provisions of this Section 5.03.

Section 5.04.  Vacation, Holidays and Leaves of Absence. Effective as of the applicable Transfer Date, AbbVie shall assume all Liabilities of the Abbott Group with respect to vacation, holiday, annual leave or other leave of absence, and required payments related thereto, for each AbbVie Employee.  Abbott shall retain all Liabilities with respect to vacation, holiday, annual leave or other leave of absence, and required payments related thereto, for each Abbott Retained Employee.

Section 5.05.  Severance and Unemployment Compensation. Effective as of the Distribution Date, AbbVie shall be responsible for any and all Liabilities to, or relating to, AbbVie Employees and AbbVie Former Employees in respect of severance and unemployment compensation, regardless of whether the event giving rise to the Liability occurred prior to, on, or following the Distribution Date.  Abbott shall be responsible for any and all Liabilities to, or relating to, Abbott Retained Employees and Abbott Former Employees in respect of severance and unemployment compensation, regardless of whether the event giving rise to the Liability occurred prior to, on, or following the Distribution Date.

Section 5.06.  Workers’ Compensation.  With respect to claims for workers compensation in the United States, (a) the AbbVie Group shall be responsible for claims in respect of AbbVie Employees and AbbVie Former Employees, whether occurring prior to, on or following the Distribution Date, and (b) the Abbott Group shall be responsible for all claims in respect of Abbott Retained Employees and Abbott Former Employees, whether occurring prior to, on or following the Distribution Date.

Section 5.07.  Non-U.S. Shared Health and Welfare Plans.

(a)                                  Shared Health and Welfare Plans.  To the extent that, following the Distribution Date, there is any Benefit Plan pursuant to which health and welfare benefits are provided to Employees of both the Abbott Group and the AbbVie Group who work primarily outside of the United States, the Parties or their appropriate Affiliates shall share the costs for such shared plan, except as otherwise mutually agreed upon by the Parties.  Any Abbott or AbbVie Affiliate may withdraw from or otherwise cease to participate in any such shared plan following the Distribution Date upon at least 90 days’ advance written notice to the other participating employer(s) of such withdrawal or cessation.

(b)                                 Multi-National Pooling Arrangements.  For purposes of this provision, the term “multi-national pooling arrangement” means a contract or arrangement that facilitates the purchase or provision of employee benefits.  Abbott shall retain all Assets (including, without limitation, rights to dividends and similar items) with respect to employee benefits-related pooling contracts to which Abbott is a party or under which Abbott pays the premiums.  From and after the Distribution Date, AbbVie shall retain all Assets (including, without limitation, rights to dividends and similar items) with respect to employee benefits-related pooling contracts to which AbbVie is a party or under which AbbVie pays the premiums.

ARTICLE VI

EQUITY, INCENTIVE, AND EXECUTIVE COMPENSATION PROGRAMS

Section 6.01.  Equity Incentive Programs.

(a)                                  The Parties shall use commercially reasonable efforts to take all actions necessary or appropriate so that each outstanding Abbott Option, Abbott Restricted Stock Award, or Abbott RSU Award granted under an Abbott Stock Program shall be adjusted as set forth in this Section 6.01.

(i)                                     Abbott Options. As determined by the Abbott Compensation Committee pursuant to its authority under the applicable Abbott Stock Program, each Abbott Option, regardless of by whom held, whether vested or unvested, shall be converted on the Distribution Date into both an Adjusted Abbott Option and an AbbVie Option and shall, except as otherwise provided in this Section 6.01, be subject to the same terms and conditions (including with respect to vesting) after the Distribution Date as applicable to such Abbott Option immediately prior to the Distribution Date; provided, however, that from and after the Distribution Date:

(A)                              the number of Abbott Common Shares subject to such Adjusted Abbott Option, rounded down to the nearest whole share, shall be equal to the product obtained by multiplying (1) the number of Abbott Common Shares subject to such Abbott Option immediately prior to the Distribution Date times (2) the Abbott Value Factor and times (3) the Abbott Ratio;

(B)                                the number of shares of AbbVie Common Stock subject to such AbbVie Option, rounded down to the nearest whole share, shall be equal to the product obtained by multiplying (1) the number of Abbott Common Shares subject to the Abbott Option immediately prior to the Distribution Date times (2) the AbbVie Value Factor and times (3) the AbbVie Ratio;

(C)                                the per share exercise price of such Adjusted Abbott Option, rounded up to the nearest hundredth of a cent, shall be equal to the quotient obtained by dividing (1) the per share exercise price of such Abbott Option immediately prior to the Distribution Date by (2) the Abbott Ratio; and

(D)                               the per share exercise price of such AbbVie Option, rounded up to the nearest hundredth of a cent, shall be equal to the quotient obtained by dividing (1) the per share exercise price of the Abbott Option immediately prior to the Distribution Date by (2) the AbbVie Ratio;

provided, however, that the exercise price, the number of Abbott Common Shares and shares of AbbVie Common Stock subject to such options, and the terms and conditions of exercise of such options shall be determined in a manner consistent with the requirements of Code Section 409A; provided, further, that, in the case of any Abbott Option to which Code Section 421 applies by reason of its qualification under Code Section 422 as of immediately prior to the Distribution Date, the exercise price, the number of Abbott

Common Shares and shares of AbbVie Common Stock subject to such option, and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Code Section 424(a).

(ii)                                  Abbott Restricted Stock Awards. Each holder of an outstanding Abbott Restricted Stock Award immediately prior to the Distribution Date shall receive, as of the Distribution Date, an AbbVie Restricted Stock Award for such number of shares as determined by applying the Distribution Ratio in the same way as if the outstanding Abbott Restricted Stock Award were comprised of fully vested Abbott Common Shares as of the Distribution Date. Except as set forth in this Section 6.01(a)(ii), the Adjusted Abbott Restricted Stock Award and the AbbVie Restricted Stock Award issued in accordance with this Section 6.01(a)(ii) both shall be subject to substantially the same terms and conditions (including with respect to vesting, except to the extent that performance vesting requirements are adjusted as a result of the Distribution) immediately following the Distribution Date as applicable to the Abbott Restricted Stock Award immediately prior to the Distribution Date.

(iii)                               Abbott RSU Awards. Each holder of an outstanding Abbott RSU Award immediately prior to the Distribution Date shall receive, as of the Distribution Date, an AbbVie RSU Award in such number of units as determined by applying the Distribution Ratio in the same way as if the outstanding Abbott RSU Award were comprised of fully vested Abbott Common Shares as of the Distribution Date. Except as set forth in this Section 6.01(a)(iii), the Adjusted Abbott RSU Award and the AbbVie RSU Award issued in accordance with this Section 6.01(a)(iii) both shall be subject to substantially the same terms and conditions (including with respect to vesting, except to the extent that performance vesting requirements are adjusted as a result of the Distribution) immediately following the Distribution Date as applicable to the Abbott RSU Award immediately prior to the Distribution Date.

(b)                                 Miscellaneous Award Terms. After the Distribution Date, Adjusted Abbott Awards, regardless of by whom held, shall be settled by Abbott, and AbbVie Awards, regardless of by whom held, shall be settled by AbbVie; provided, however, that Abbott shall be responsible for any dividend equivalent payments with respect to Adjusted Abbott RSU Awards and AbbVie RSU Awards held by Abbott Retained Employees or Abbott Former Employees, and AbbVie shall be responsible for any dividend equivalent payments with respect to Adjusted Abbott RSU Awards and AbbVie RSU Awards held by AbbVie Employees or AbbVie Former Employees. Except as otherwise provided in this Agreement, with respect to grants adjusted pursuant to this Section 6.01, (i) employment with the Abbott Group shall be treated as employment with AbbVie with respect to AbbVie Awards held by Abbott Retained Employees, and (ii) employment with the AbbVie Group shall be treated as employment with Abbott with respect to Adjusted Abbott Awards held by AbbVie Employees.  In addition, none of the Separation, the Distribution, or any employment transfer described in Section 2.04(b) shall constitute a termination of employment for any Employee for purposes of any Adjusted Abbott Award or any AbbVie Award.  Following the Distribution Date, for any award adjusted under this Section 6.01, any reference to a “change in control,” “change of control” or similar definition in an award agreement, employment agreement or Abbott Stock Program applicable to such award (A) with respect to Adjusted Abbott Awards, shall be deemed to refer to a “change in control,” “change of control” or similar definition as set forth in the applicable award agreement, employment agreement or Abbott Stock Program (an “Abbott Change of Control”), and (B) with respect to AbbVie Awards, shall be deemed to refer to a “Change in Control” as defined in the AbbVie ISP (an “AbbVie Change of Control”).  Without limiting the foregoing, with respect to provisions related to vesting of awards, an Abbott Change of Control shall be treated as an AbbVie Change of Control for purposes of AbbVie Awards held by Abbott Retained Employees, and an AbbVie Change of Control shall be treated as an Abbott Change of Control for purposes of Adjusted Abbott Awards held by AbbVie Employees.

(c)                                  Tax Reporting and Withholding.  Following the Distribution Date, and for the duration of the Transition Services Agreement provisions under which Abbott provides payroll services for AbbVie, it is expected that (i) Abbott will be responsible for all income, payroll and other tax remittance and reporting related to income of Abbott Retained Employees, Abbott Former Employees, and individuals who are or were Abbott non-employee directors in respect of Adjusted Abbott Awards and AbbVie Awards; and (ii) AbbVie will be responsible for all income, payroll and other tax remittance and reporting related to income of AbbVie Employees and AbbVie Former Employees in respect of Adjusted Abbott Awards and AbbVie Awards.  Abbott or AbbVie, as applicable, shall facilitate performance by the other Party of its obligations hereunder by promptly remitting amounts or shares withheld in conjunction with a transfer of shares or cash, either (as mutually agreed by the Parties) directly to the applicable taxing authority or to the other Party for remittance to such taxing authority. The Parties will cooperate and communicate with each other and with third-party providers to effectuate withholding and remittance of taxes, as well as required tax reporting, in a timely, efficient and appropriate manner.

(d)                                 Registration and Other Regulatory Requirements. As soon as possible following the Distribution Date, but in any case before the date of issuance of any shares of AbbVie Common Stock pursuant to the AbbVie ISP, AbbVie agrees to file a Form S-8 Registration Statement with respect to, and to cause to be registered pursuant to the Securities Act, the shares of AbbVie Common Stock authorized for issuance under the AbbVie ISP as required pursuant to the Securities Act.  The Parties shall take such additional actions as are deemed necessary or advisable to effectuate the foregoing provisions of this Section 6.01, including compliance with securities Laws and other legal requirements associated with equity compensation awards in affected non-U.S. jurisdictions.  Abbott agrees to facilitate the adoption and approval of the AbbVie ISP consistent with the requirements of Treasury Regulations Section 1.162-27(f)(4)(iii).

(e)                                  Abbott Equity-Based Awards in Certain Non-U.S. Jurisdictions.  Notwithstanding the foregoing provisions of this Section 6.01, the Parties may mutually agree, in their sole discretion, not to adjust certain outstanding Abbott equity-based awards pursuant to the foregoing provisions of this Section 6.01, where those actions would create or trigger adverse legal, accounting or tax consequences for Abbott, AbbVie, and/or the affected non-U.S. award holders. In such circumstances, Abbott and/or AbbVie may take any action necessary or advisable to prevent any such adverse legal, accounting or tax consequences, including, but not limited to, agreeing that the outstanding Abbott equity-based awards of the affected non-U.S. award holders shall terminate in accordance with the terms of the Abbott Stock Programs and the underlying award agreements, in which case AbbVie or Abbott, as applicable, shall equitably compensate the affected non-U.S. award holders in an alternate manner determined by AbbVie or Abbott, as applicable, in its sole discretion, or apply an alternate adjustment method.   Where and to the extent required by applicable Law or tax considerations outside the United States, the adjustments described in this Section 6.01 shall be deemed to have been effectuated immediately prior to the Distribution Date.

Section 6.02.  Employee Stock Purchase Plan.

(a)                                  Abbott ESPP.  The administrator of the Abbott ESPP shall take all actions necessary and appropriate to provide that: (i) the Purchase Cycle during which the Distribution Date is to occur shall end at a reasonable time before the Distribution Date to allow participants to purchase Abbott Common Shares under the Abbott ESPP prior to the Distribution Date; (ii) all participant payroll deductions and other contributions under the Abbott ESPP shall cease on or before the Purchase Date described in clause (i) of this paragraph; (iii) Transferred Non-U.S. Employees in the Abbott ESPP shall not be eligible to participate in any future Purchase Cycles that begin following the Distribution Date; (iv) any cash remaining in the Abbott ESPP account of any Transferred Non-U.S. Employee described in clause (iii) shall be refunded to such Transferred Non-U.S. Employee without interest as soon as administratively practicable; and (v) the next following Purchase Cycle shall be established by the administrator of the Abbott ESPP in its sole discretion. For purposes of this paragraph, the administrator of the Abbott ESPP may establish an alternate Purchase Cycle ending date for a sub-plan of the Abbott ESPP, as it determines to be necessary or advisable to accommodate the operation and administration of the sub-plan.

(b)                                 Establishment of AbbVie ESPP.  Effective as of or before the Distribution Date, AbbVie shall establish the AbbVie ESPP, with terms substantially similar to those of the Abbott ESPP as of the Distribution Date; provided, however, that AbbVie may delay implementation of the AbbVie ESPP in one or more countries to the extent necessary to complete those actions and undertakings that AbbVie, in its sole discretion, determines to be necessary or advisable to comply with applicable Law.

Section 6.03.  Annual Incentive Plans.

(a)                                  Annual Bonuses Generally.  The AbbVie Group shall be responsible for all annual bonus payments to Transferred Employees in respect of any plan year, the payment date for which occurs on or after the applicable Transferred Employee’s Transfer Date.

(b)                                 U.S. Abbott Laboratories Cash Profit Sharing Plan.

(i)                                     Effective as of or before the Distribution Date, AbbVie shall establish the AbbVie Cash Profit Sharing Plan, with terms substantially similar, subject to Section 6.03(b)(iii), to the Abbott Cash Profit Sharing Plan as in effect immediately prior to the Distribution Date.

(ii)                                  The AbbVie Cash Profit Sharing Plan shall provide that Transferred Employees shall be eligible to participate in the AbbVie Cash Profit Sharing Plan beginning on the applicable Transfer Date to the same extent that they were eligible to participate in the Abbott Cash Profit Sharing Plan immediately prior to such Transfer Date.

(iii)                               Each Transferred Employee who participated in the Abbott Cash Profit Sharing Plan prior to the Distribution Date with respect to the plan year commencing on October 1, 2012 and who is eligible to receive payment in respect of such plan year pursuant to the terms of the AbbVie Cash Profit Sharing Plan (treating service with the Abbott Group as if with the AbbVie Group) shall be entitled to receive from AbbVie a cash payment in accordance with the AbbVie Cash Profit Sharing Plan for such plan year (treating compensation paid by the Abbott Group as if paid by the AbbVie Group, for purposes of determining eligible compensation for the plan year).  AbbVie shall make all determinations of performance and all payment calculations under this Section 6.03(b) and shall be solely responsible for all payments to or with respect to Transferred Employees hereunder.

Section 6.04.  Performance Incentive Plan and Management Incentive Plan.

(a)                                  Establishment of AbbVie Performance Incentive Plan and Management Incentive Plan.  Effective as of or before the Distribution Date, AbbVie shall establish the AbbVie 2013 Performance Incentive Plan and the AbbVie 2013 Management Incentive Plan, with terms and funding arrangements substantially similar to those of the Abbott Performance Incentive Plan and the Abbott Management Incentive Plan as of the Distribution Date.

(b)                                 Transfers from Abbott Performance Incentive Plan and Management Incentive Plan.  As of or as soon as practicable after the Distribution Date, the Parties shall cooperate to cause the accounts of AbbVie Employees and AbbVie LTD Participants participating in the Abbott Performance Incentive Plan or the Abbott Management Incentive Plan to be transferred to the corresponding AbbVie plan established under Section 6.04(a).  AbbVie shall (i) credit each such AbbVie Employee’s or AbbVie LTD Participant’s account with (A) the amount in such AbbVie Employee’s account deferred by such AbbVie Employee into the Abbott Performance Incentive Plan or the Abbott Management Incentive Plan as of the Distribution Date, plus (B) any employer contributions, whether vested or unvested, in relation to the amount described in (A), including, in each case, any earnings thereon, and (ii) recognize and honor all deferral and distribution elections made by such individual.  No AbbVie Employee shall participate in or accrue any benefits under the Abbott Performance Incentive Plan or the Abbott Management Incentive Plan on or after the Distribution Date.

(c)                                  Performance Incentive Plan and Management Incentive Plan Liabilities.  As of the Distribution Date, AbbVie shall, and shall cause the AbbVie Performance Incentive Plan or the AbbVie Management Incentive Plan, as applicable, to assume all Liabilities for all obligations under the Abbott Performance Incentive Plan or the Abbott Management Incentive Plan, as applicable, for the benefits of AbbVie Employees and AbbVie LTD Participants determined as of the Distribution Date, and Abbott and the Abbott Performance Incentive Plan or the Abbott Management Incentive Plan, as applicable, shall be relieved of all Liabilities for those benefits.  Abbott shall retain the Liabilities for all obligations under the Abbott Performance Incentive Plan or the Abbott Management Incentive Plan for the benefits for Abbott Retained Employees and Former Employees (other than AbbVie LTD Participants), but shall share with AbbVie the cost of benefits provided to Former Employees (other than LTD Participants) under the Abbott Performance Incentive Plan or the Abbott Management Incentive Plan in accordance with procedures mutually agreed to by the Parties.

Section 6.05.  Directors’ Fee Plan.  Effective as of or before the Distribution Date, AbbVie shall establish the AbbVie Directors’ Fee Plan, with terms and funding arrangements substantially similar to those of the Abbott Directors’ Fee Plan as of the Distribution Date.  Abbott shall retain the Liabilities for all obligations under the Abbott Directors’ Fee Plan, but shall share with AbbVie the cost of benefits provided thereunder to any individuals in respect of service prior to the Distribution Date in accordance with procedures mutually agreed to by the Parties.  Each participant in the Abbott Directors’ Fee Plan with an outstanding Stock Account (as defined in the Abbott Directors’ Fee Plan) balance as of the Distribution Date, shall, as of the Distribution Date, be credited under such plan with notional shares of AbbVie Common Stock in an amount determined by applying the Distribution Ratio in the same manner as if the Common Stock Units (as defined in the Abbott Directors’ Fee Plan) in such Stock Account were actual Abbott Common Shares.  The notional shares of AbbVie Common Stock so credited shall be subject to substantially the same terms and conditions that apply to the Common Stock Units, except that they shall relate to shares of AbbVie Common Stock rather than to Abbott Common Shares.

Section 6.06.  Grantor Trusts.  Certain Transferred Employees and AbbVie LTD Participants who are participating in the Abbott SERP, the Abbott KSP, the Abbott Performance Incentive Plan, and/or the Abbott Management Incentive Plan, as applicable, have established grantor trusts in connection with such plans.  Prior to the Distribution Date, the Parties shall use their commercially reasonable best efforts to cause each grantor trust under such plans to be amended to provide that (a) AbbVie is the administrator of such trust and (b) distribution of amounts under such trusts is made by reference to termination of employment with the AbbVie Group and not termination of employment with the Abbott Group.

ARTICLE VII

PUERTO RICO PLANS

Section 7.01.  Puerto Rico Retirement Plans.

(a)                                  Retention of Plan Sponsorship by AbbVie PR.  Effective as of the Distribution Date, AbbVie PR shall continue sponsorship of the AbbVie PR Pension Plan.  The plan and the related trust agreement shall be amended, effective as of or prior to the Distribution Date, to reflect the name change, and to make other changes to effectuate such sponsorship continuation.

(b)                                 Establishment of the Abbott PR Retirement Plan – New.  Effective as of or before the Distribution Date, Abbott PR shall establish the Abbott PR Retirement Plan – New, which shall be substantially similar to, and shall include a benefit formula that is the same as the benefit formula in effect under, the AbbVie PR Pension Plan as of the Distribution Date. As soon as practicable after the Distribution Date and upon receipt by AbbVie PR of (i) a copy of the Abbott PR Retirement Plan - New; (ii) copies of certified resolutions of the Abbott PR board of directors (or its authorized committee or other delegate) evidencing adoption of the Abbott PR Retirement Plan – New and any related trust(s) and the assumption by the Abbott PR Retirement

Plan – New of the Liabilities described in Section 7.01(c); and (iii) either (A) a favorable determination letter issued by the Secretary of Treasury of Puerto Rico with respect to the Abbott PR Retirement Plan - New and any related trust, or (B) an opinion of counsel, which counsel and opinion are reasonably satisfactory to AbbVie PR, with respect to the qualified status of the Abbott PR Retirement Plan – New and the tax-exempt status of its related trust under Section 1081.01 (a) of the PR Code, AbbVie PR shall direct the trustee of the AbbVie PR Pension Plan trust to transfer from the trust(s) which forms a part of the AbbVie PR Pension Plan to the trust(s) which forms a part of the Abbott PR Retirement Plan – New the amounts described in Section 7.01(c)(i).

(c)           Transfer of Assets.

(i)            As of the Distribution Date, Abbott PR shall cause the Abbott PR Retirement Plan - New to accept Assets and assume all Liabilities under the AbbVie PR Pension Plan for Abbott Retained Employees and Abbott LTD Participants (including Assets and Liabilities in respect of beneficiaries and/or alternate payees), and the AbbVie PR Pension Plan shall transfer all such Assets and be relieved of such Liabilities.  The amount of Assets to be transferred from the AbbVie PR Pension Plan to the Abbott PR Retirement Plan – New in such transfer shall be determined as of the Distribution Date in accordance with, and shall comply with, ERISA Section 208 and, to the extent deemed applicable by Abbott PR and AbbVie PR, ERISA Section 4044.  Assumptions used to determine the value (or amount) of the Assets to be transferred shall be the safe harbor assumptions specified for valuing benefits in trusteed plans under Department of Labor Regulations Section 4044.51-57 and, to the extent not so specified, shall be based on the assumptions used in the annual valuation report most recently prepared prior to the transfer by the actuary for the AbbVie PR Pension Plan.  The transfer amount described above shall be credited or debited, as applicable, with a pro rata share of the actual investment earnings or losses allocable to the transfer amount for the period between the Distribution Date and an assessment date set by AbbVie PR that is as close as practicable, taking into account the timing and reporting of valuation of assets in the AbbVie PR Pension Plan trust to the date upon which Assets equal in value to the transfer amount are actually transferred from the AbbVie PR Pension Plan to the Abbott PR Retirement Plan – New. During the time prior to such transfer, benefits for Abbott Retained Employees who terminate employment with the Abbott Group and for Abbott LTD Participants shall be paid from the AbbVie PR Pension Plan.  The ultimate transfer amount shall be reduced by the amount of these benefits and credited or debited by the actual investment earnings or losses from the payment date to the assessment date set by AbbVie PR above.  In addition, during this period, Abbott PR will be responsible for a pro rata share of trustee and administration fees attributable to the AbbVie PR Pension Plan.  The entries in the AbbVie PR Pension Plan funding standard account shall be divided among the AbbVie PR Pension Plan and the Abbott PR Retirement Plan – New based on the guidance provided in Revenue Ruling 81-212 and 86-47.

(ii)           Periodically, at such times as agreed upon by Abbott PR and AbbVie PR after the initial transfer described in Section 7.01(c)(i), (A) Abbott PR shall cause the Abbott PR  Retirement Plan – New to receive Assets and assume all Liabilities under the AbbVie PR Pension Plan for Employees who cease to be employed by AbbVie

PR after the Distribution Date and become employed by Abbott PR during the Transition Period (including Assets and Liabilities in respect of beneficiaries or alternate payees) and the AbbVie PR Pension Plan shall transfer all such Assets and be relieved of such Liabilities, and (B) AbbVie PR shall cause the AbbVie PR  Pension Plan to receive Assets and assume all Liabilities under the Abbott PR Retirement Plan – New for Employees who cease to be employed by Abbott PR after the Distribution Date and become employed by AbbVie PR during the Transition Period (including Assets and Liabilities in respect of beneficiaries or alternate payees) and the Abbott PR Retirement Plan – New shall transfer all such Assets and be relieved of such Liabilities.  The amount of such Assets to be transferred shall be determined as provided in Section 7.01(c)(i) and shall be subject to the applicable provisions of Section 7.01(c)(i).

(d)           Abbott PR Retirement Plan - New Provisions.  The Abbott PR Retirement Plan - New shall provide that:

(i)            Abbott Retained Employees and Abbott LTD Participants shall (A) be eligible to participate in the Abbott PR Retirement Plan – New as of the Distribution Date to the extent they were eligible to participate in the AbbVie PR Pension Plan immediately prior to the Distribution Date, and (B) receive credit for vesting, eligibility and benefit service for all service credited for those purposes under the AbbVie PR Pension Plan as of the Distribution Date as if that service had been rendered to Abbott PR;

(ii)           the compensation paid by the Abbott Group to an Abbott Retained Employee or to an Abbott LTD Participant that is recognized under the AbbVie PR Pension Plan as of the Distribution Date shall be credited and recognized for all applicable purposes under the Abbott PR Retirement Plan – New;

(iii)          the accrued benefit of each Abbott Retained Employee and each Abbott LTD Participant under the AbbVie PR Pension Plan as of the Distribution Date shall be payable under the Abbott PR Retirement Plan – New at the time and in a form that would have been permitted under the AbbVie PR Pension Plan as in effect as of the Distribution Date, with employment by the Abbott Group prior to the Distribution Date credited under the Abbott PR Retirement Plan – New for purposes of determining eligibility for optional forms of benefit, early retirement benefits, or other benefit forms; and

(iv)          the Abbott PR Retirement Plan – New shall assume and honor the terms of all QDROs in effect under the AbbVie PR Pension Plan as of the Distribution Date with respect to Abbott Retained Employees and Abbott LTD Participants.

(e)           Determination Letter Request.  Abbott PR shall submit an application to the Puerto Rico Secretary of Treasury as soon as practicable after the Distribution Date (but no later than the last day of the required amendment period as provided in applicable PR Code provisions) for a determination letter regarding the qualification of the Abbott PR Retirement Plan – New and the tax status of its related trust as of the Distribution Date and shall make any amendments reasonably requested by the Puerto Rico Secretary of Treasury to receive a favorable determination letter regarding the Abbott PR Retirement Plan – New.

(f)            AbbVie PR Pension Plan after Distribution Date.  From and after the Distribution Date, (i) the AbbVie PR Pension Plan shall continue to be responsible for Liabilities in respect of AbbVie Employees and Former Employees (other than Abbott LTD Participants), and (ii) no Employees of the Abbott Group, including Abbott Retained Employees and Abbott LTD Participants, shall accrue any benefits under the AbbVie PR Pension  Plan.  Without limiting the generality of the foregoing, Abbott Retained Employees and Abbott LTD Participants shall cease to be active participants in the AbbVie PR Pension Plan effective as of the Distribution Date.

(g)           Plan Fiduciaries.  For all periods after the Distribution Date, the Parties agree that the applicable fiduciaries of each of the AbbVie PR Pension Plan and the Abbott PR Retirement Plan - New, respectively, shall have the authority with respect to the AbbVie PR Pension Plan and the Abbott PR Retirement Plan - New, respectively, to determine the plan investments and such other matters as are within the scope of their duties under ERISA Section 404.

(h)           No Loss of Unvested Benefits; No Distributions.  The transfer of any Abbott Retained Employee’s employment to Abbott PR will not result in loss of that Employee’s unvested benefits under the AbbVie PR Pension Plan or the Abbott PR Retirement Plan - New and no Abbott Retained Employee shall be entitled to a distribution of his or her benefit under the AbbVie PR Pension Plan as a result of such transfer of employment.

Section 7.02.        Puerto Rico Stock Retirement/Savings Plans.

(a)           Retention of Plan Sponsorship by AbbVie PR.  Effective as of the Distribution Date, AbbVie PR shall continue sponsorship of the AbbVie PR Savings Plan.  The plan and the related trust agreement shall be amended, effective as of or before the Distribution Date, to reflect the name change, and to make other changes to effectuate such sponsorship continuation.

(b)           Establishment of the Abbott PR SRP - New.  Effective as of or before the Distribution Date, Abbott PR shall establish the Abbott PR SRP - New.  As of the Distribution Date, the terms of the Abbott PR SRP - New shall be substantially similar to the terms of the AbbVie PR Savings Plan as of the Distribution Date.  On or prior to the Distribution Date, Abbott PR shall provide AbbVie PR with (i) a copy of the Abbott PR SRP - New; (ii) a copy of certified resolutions of the Abbott PR Board of Directors (or its authorized committee or other delegate) evidencing adoption of the Abbott PR SRP - New and the related trust(s) and the assumption by the Abbott PR SRP - New of the Liabilities described in Section 7.02(c) hereof; and (iii) either (A) a favorable determination letter issued by the Puerto Rico Secretary of Treasury with respect to the Abbott PR SRP - New and its related trust or (B) an opinion of counsel, which counsel and opinion are reasonably satisfactory to AbbVie PR, with respect to the qualified status of the Abbott PR SRP - New and the tax-exempt status of its related trust under PR Code Section 1081.01(a).

(c)           Transfer of Account Balances.  As soon as practicable after the Distribution Date, AbbVie PR shall cause the trustee of the AbbVie PR Savings Plan to transfer from the trust(s) which forms a part of the AbbVie PR Savings Plan to the trust(s) which forms a part of the Abbott PR SRP - New amounts equal to the account balances of the Abbott Retained

Employees and Abbott LTD Participants (including account balances in respect of beneficiaries and alternate payees established in relation to such individuals) under the AbbVie PR Savings Plan, determined as of the date of the transfer.  Such transfers shall be made in cash, Abbott Common Shares, shares of AbbVie Common Stock, promissory notes evidencing outstanding loans and other Assets or any combination thereof in cash or in kind, as instructed by the applicable AbbVie PR Savings Plan fiduciary.  Abbott PR shall cause the transferred amounts to be allocated among the Abbott Retained Employees’ and Abbott LTD Participants’ (and beneficiaries’ and/or alternate payees’, as applicable) Abbott PR SRP - New accounts and to such investment funds in the same manner in which those amounts were allocated under the AbbVie PR Savings Plan.  Any Asset and Liability transfers pursuant to this Section 7.02 shall comply in all respects with ERISA Sections 208 and 204(g).

(d)           Abbott PR SRP - New Plan Provisions. The Abbott PR SRP - New shall provide that:

(i)            Abbott Retained Employees and Abbott LTD Participants shall (A) be eligible to participate in the Abbott PR SRP-New as of the Distribution Date to the extent they were eligible to participate in the AbbVie PR Savings Plan immediately prior to the Distribution Date, and (B) receive credit for vesting purposes for all service credited for that purpose under the AbbVie PR Savings Plan as of the Distribution Date as if that service had been rendered to Abbott PR; and

(ii)           the account balance of each Abbott Retained Employee and Abbott LTD Participant under the AbbVie PR Savings Plan as of the date of the transfer of Assets from the AbbVie PR Savings Plan (including any outstanding promissory notes) shall be credited to such individual’s account balance under the Abbott PR SRP - New.

(e)           Determination Letter Request.  Abbott PR shall submit an application to the Puerto Rico Secretary of Treasury as soon as practicable following the Distribution Date (but no later than the last day of the remedial amendment period as defined in applicable PR Code provisions) for a determination regarding the qualification of the Abbott PR SRP - New and the tax-exempt status of its related trust as of the Distribution Date and shall make any amendments reasonably requested by the Puerto Rico Secretary of Treasury to receive a favorable determination letter regarding the Abbott PR SRP - New.

(f)            AbbVie PR Savings Plan after Distribution Date.  From and after the Distribution Date, (i) the AbbVie PR Savings Plan shall continue to be responsible for Liabilities in respect of AbbVie Employees and Former Employees (other than Abbott LTD Participants), and (ii) no Employees of the Abbott Group shall accrue any benefits under the AbbVie PR Savings Plan.  Without limiting the generality of the foregoing, Abbott Retained Employees and Abbott LTD Participants shall cease to be active participants in the AbbVie PR Savings Plan effective as of the Distribution Date.

(g)           Fiduciaries. For all periods after the Distribution Date, the Parties agree that the applicable fiduciaries of each of the Abbott PR SRP - New and the AbbVie PR Savings Plan, respectively, shall have the authority with respect to the Abbott PR SRP - New and the AbbVie PR Savings Plan, respectively, to determine the investment alternatives, the terms and conditions with respect to those investment alternatives and such other matters as are within the scope of their duties under ERISA Section 404.

(h)           No Loss of Unvested Benefits; No Distributions.  The transfer of any Abbott Retained Employee’s employment to Abbott PR will not result in loss of that Abbott Retained Employee’s unvested benefits under the AbbVie PR Savings Plan or the Abbott PR SRP- New, and no Abbott Retained Employee shall be entitled to a distribution of his or her benefit under the AbbVie PR Savings Plan as a result of such transfer of employment.

(i)            Subsequent Transfers.  If, after the Distribution Date, a participant in the AbbVie PR Savings Plan becomes employed by the Abbott Group, or a participant in the Abbott PR SRP - New becomes employed by the AbbVie Group, any additional allocations shall occur under the AbbVie PR Savings Plan or the Abbott PR SRP - New, as applicable.  If such participant’s employment by the AbbVie Group or the Abbott Group commences during the Transition Period, the AbbVie PR Savings Plan or the Abbott PR SRP – New, as applicable, shall permit the applicable participant to roll over a distribution of such participant’s account (including any outstanding loans) from the AbbVie PR Savings Plan or the Abbott PR SRP - New, as applicable, all in accordance with the terms of the AbbVie  PR Savings Plan and the Abbott PR SRP - New, as applicable.

Section 7.03.        Puerto Rico Supplemental Retirement Plans.

(a)           Retention of Plan Sponsorship by AbbVie PR.  Effective as of the Distribution Date, AbbVie PR shall continue sponsorship of the AbbVie PR SERP.  The plan shall be amended, effective as of or before the Distribution Date, to reflect the name change, and to make other changes to effectuate such sponsorship continuation.

(b)           Establishment of the Abbott PR SERP - New.  Effective as of or before the Distribution Date, Abbott PR shall establish the Abbott PR SERP – New with terms substantially similar to those of the AbbVie PR SERP.

(c)           Assumption of SERP Liabilities and Transfer from AbbVie PR SERP. As of the Distribution Date, Abbott PR shall, and shall cause the Abbott PR SERP - New to, assume all Liabilities for all obligations under the AbbVie PR SERP for the benefits of Abbott Retained Employees and Abbott LTD Participants and their beneficiaries and/or alternate payees determined as of the Distribution Date, and AbbVie PR and the AbbVie PR SERP shall be relieved of all Liabilities for those benefits.  AbbVie PR shall retain the Liabilities for all obligations under the AbbVie PR SERP for the benefits for AbbVie Employees and Former Employees (other than Abbott LTD Participants).

(d)           Abbott PR SERP - New Provisions.  As of the Distribution Date, the Abbott PR SERP - New shall provide that:

(i)            Abbott Retained Employees and Abbott LTD Participants shall (A) be eligible to participate in the Abbott PR SERP - New to the extent they were eligible to participate in the AbbVie PR SERP immediately prior to the Distribution Date, and (B) receive credit for vesting, eligibility and benefit service for all service credited for those purposes under the AbbVie PR SERP as of the Distribution Date (provided that in the event that any such Abbott Retained Employee or Abbott LTD Participant receives a distribution from the AbbVie PR SERP, the value of such distribution shall be offset against future benefits under the Abbott PR SERP - New to the extent necessary to avoid a duplication of benefits, the terms of such offset to be set forth in the Abbott PR SERP);

(ii)           the compensation paid to an Abbott Retained Employee or to an Abbott LTD Participant that was recognized under the AbbVie PR SERP as of the Distribution Date shall be credited and recognized for all applicable purposes under the Abbott PR SERP - New;

(iii)          the accrued benefit of each Abbott Retained Employee and each Abbott LTD Participant under the AbbVie PR SERP as of the Distribution Date shall be payable under the Abbott PR SERP - New at the time and in a form that would have been permitted under the AbbVie PR SERP as in effect as of such Distribution Date, with employment by the Abbott Group prior to the Distribution Date credited under the Abbott PR SERP - New for purposes of determining eligibility for optional forms of benefit, early retirement benefits, or other benefit forms; and

(iv)          the Abbott PR SERP - New shall assume and honor the terms of all arrangements relating to beneficiaries and alternate payees in effect and honored under the AbbVie PR SERP as of the Distribution Date with respect to such Abbott Retained Employees and Abbott LTD Participants.

(e)           AbbVie PR SERP after Distribution Date. From and after the Distribution Date, no Employees of the Abbott Group shall participate in or accrue any benefits under the AbbVie PR SERP. Without limiting the generality of the foregoing, each Abbott Retained Employee and Abbott LTD Participant shall cease to participate in the AbbVie PR SERP effective as of the Distribution Date.  The AbbVie PR SERP shall continue to be responsible for Liabilities in respect of AbbVie Employees and Former Employees (other than Abbott LTD Participants) and their beneficiaries and/or alternate payees.

Section 7.04.        Puerto Rico Health and Welfare Plans.

(a)           Retention of Plan Sponsorship by AbbVie PR.  Effective as of the Distribution Date, AbbVie PR shall continue sponsorship of the AbbVie PR Health and Welfare Plans.  The plans shall be amended, effective as of or before the Distribution Date, to reflect the name change, and to make other changes to effectuate such sponsorship continuation.

(b)           Establishment of Abbott PR Health and Welfare Plans - New.  Effective as of or before the Distribution Date, Abbott PR shall establish the Abbott PR Health and Welfare Plans - New, with terms  substantially similar to those of the corresponding AbbVie PR Health and Welfare Plans as of the Distribution Date unless otherwise provided in this Section 7.04.

(c)           Waiver of Conditions; Benefit Maximums. Abbott PR shall, to the extent commercially reasonable, cause the Abbott PR Health and Welfare Plans - New to:

(i)            with respect to initial enrollment following the Distribution Date, waive

(A)          all limitations as to preexisting conditions, exclusions, and service conditions with respect to participation and coverage requirements applicable to any Abbott Retained Employee or Abbott LTD Participant, other than limitations that were in effect with respect to the Abbott Retained Employee or Abbott LTD Participant under the corresponding AbbVie PR Health and Welfare Plan as of immediately prior to the Distribution Date, and

(B)           any waiting period limitation or evidence of insurability requirement applicable to an Abbott Retained Employee or Abbott LTD Participant other than limitations or requirements that were in effect with respect to such Abbott Retained Employee or Abbott LTD Participant under the corresponding AbbVie PR Health and Welfare Plan as of immediately prior to the Distribution Date; and

(ii)           take into account

(A)          with respect to aggregate annual, lifetime, or similar maximum benefits available under the Abbott PR Health and Welfare Plan - New, an Abbott Retained Employee’s or Abbott LTD Participant’s prior claim experience under the corresponding AbbVie PR Health and Welfare Plan and any Benefit Plan that provides leave benefits; and

(B)           any eligible expenses incurred by an Abbott Retained Employee or Abbott LTD Participant and his or her covered dependents during the portion of the plan year of the corresponding AbbVie PR Health and Welfare Plan ending on the Distribution Date to be taken into account under such Abbott PR Health and Welfare Plan - New for purposes of satisfying all deductible, coinsurance, and maximum out-of-pocket requirements applicable to such Abbott Retained Employee or Abbott LTD Participant and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such Abbott PR Health and Welfare Plan - New.

(d)           Spousal Transition Issues. The Abbott Group and AbbVie Group will cooperate to develop uniform guidelines intended to ensure that, to the extent commercially practicable, from the Distribution Date through December 31, 2013, Employees who are married to each other or who are domestic partners as of the Distribution Date do not incur additional aggregate cost, or derive additional aggregate benefit, under the PR Health and Welfare Plans of the Parties solely because one such Employee is an Abbott Retained Employee and the other is an AbbVie Employee.

(e)           Allocation of Health and Welfare Assets and Liabilities.

(i)            General Principles.  Except as otherwise specifically provided in this Agreement, AbbVie PR shall retain all Liabilities relating to Incurred Claims under the AbbVie PR Health and Welfare Plans, and shall also retain Assets (including, without limitation, Medicare reimbursements, pharmaceutical rebates, and similar items) associated with such Incurred Claims. Abbott PR shall be responsible for all Liabilities relating to Incurred Claims of any Abbott Retained Employee or Abbott LTD Participant

under any Abbott PR Health and Welfare Plan - New, and shall also retain Assets (including, without limitation, Medicare reimbursements, pharmaceutical rebates, and similar items) associated with such Incurred Claims.

(ii)           Disability Benefits, Disability Health Care and Disability Life Insurance.  Notwithstanding any other provision hereof, Abbott PR shall be responsible for Incurred Claims (including ongoing benefit payments) of Abbott Retained Employees and Abbott LTD Participants for short-term and long-term disability, disability healthcare and disability life insurance benefits, regardless of when the applicable Incurred Claim was incurred.

(iii)          Retiree Health Care Plan and Retiree Life Insurance Plan.  Notwithstanding any other provision hereof, AbbVie PR shall retain the Liabilities and responsibility for all obligations under the AbbVie Puerto Rico Retiree Health Care Plan (formerly known as The Abbott Laboratories Puerto Rico Retiree Health Care Plan) and the AbbVie Retiree Life Insurance Plan (formerly known as the Abbott Laboratories Retiree Life Insurance Plan) for benefits due to AbbVie Employees and Former Employees (other than Abbott LTD Participants) (and shall also retain Assets, including, without limitation, Medicare reimbursements, pharmaceutical rebates, and similar items, associated with such benefits).

(f)            AbbVie PR Health and Welfare Plans after Distribution Date.  Abbott Retained Employees and Abbott LTD Participants shall cease to participate in the AbbVie PR Health and Welfare Plans effective as of the Distribution Date.

Section 7.05.        COBRA and HIPAA.  AbbVie PR shall continue to be responsible for compliance with the health care continuation requirements of COBRA, the certificate of creditable coverage requirements of HIPAA, and the corresponding provisions of the AbbVie PR Health and Welfare Plans with respect to (a) any AbbVie Employees and any Former Employees (and their covered dependents) who incur a qualifying event under COBRA on, prior to, or following the Distribution Date, and (b) any other Abbott Employees (and their covered dependents), with respect to qualifying events under COBRA incurred prior to or on the applicable Transfer Date.  Abbott PR shall assume responsibility for compliance with the health care continuation requirements of COBRA, the certificate of creditable coverage requirements of HIPAA, and the corresponding provisions of the Abbott PR Health and Welfare Plans - New with respect to any Abbott Retained Employees or Abbott LTD Participants (and their covered dependents) who incur a qualifying event or loss of coverage under the AbbVie PR Health and Welfare Plans and/or the Abbott PR Health and Welfare Plans - New after the Distribution Date.  The Parties agree that the consummation of the transactions contemplated by the Separation and Distribution Agreement shall not constitute a COBRA qualifying event for any purpose of COBRA.

ARTICLE VIII

MISCELLANEOUS

Section 8.01.        Transfer of Records and Information.  Abbott shall transfer to AbbVie any and all employment records and information (including, but not limited to, any Form I-9,

Form W-2 or other Internal Revenue Service forms) with respect to Transferred Employees and other records reasonably required by AbbVie to enable AbbVie properly to carry out its obligations under this Agreement. Such transfer of records and information generally shall occur as soon as administratively practicable on or after the Distribution Date. Each Party will permit the other Party reasonable access to Employee records and information, to the extent reasonably necessary for such accessing Party to carry out its obligations hereunder.

Section 8.02.        Cooperation.  Each Party shall upon reasonable request provide the other Party and the other Party’s respective Affiliates, agents, and vendors all information reasonably necessary to the other Party’s performance of its obligations hereunder. The Parties agree to use their respective best efforts and to cooperate with each other in order to carry out their obligations hereunder and to effectuate the terms of this Agreement.

Section 8.03.        Employee Agreements.  As of the Distribution Date, Abbott and the applicable member of the Abbott Group hereby assign to AbbVie or another member of the AbbVie Group: (a) to the extent an AbbVie Employee did not otherwise sign an Employee Agreement to effectuate his or her transfer to and hiring by AbbVie, each Employee Agreement entered into between a member of the Abbott Group and any AbbVie Employee; and (b) all rights or obligations under any Employee Agreement relating to the AbbVie Business; provided, however, that Abbott and the Abbott Group shall retain all rights or obligations under each Employee Agreement or applicable Law to the extent that such rights or obligations are unrelated to the AbbVie Business.  After the Distribution Date, (i) the AbbVie Group shall keep secret and retain in strictest confidence, and shall not use for the benefit of itself or others, any Abbott Group confidential or proprietary information that is unrelated to the AbbVie Business, and the AbbVie Group shall ensure that its Employees are bound by a secrecy obligation in accordance with this provision, and (ii) the Abbott Group shall keep secret and retain in strictest confidence, and shall not use for the benefit of itself or others, any AbbVie Group confidential or proprietary information that is unrelated to the Abbott Business, and the Abbott Group shall ensure that its Employees are bound by a secrecy obligation in accordance with this provision.  Upon written request by Abbott or the Abbott Group, AbbVie or the AbbVie Group shall make available to Abbott or the Abbott Group the original copy of any Employee Agreement that was assigned to AbbVie or the AbbVie Group under this Agreement.

Section 8.04.        Repayment Assets. Effective as of the applicable Transfer Date, the Abbott Group shall be entitled to all Employee Recoupment Assets in respect of Abbott Retained Employees and Abbott Former Employees, and the AbbVie Group shall be entitled to all Employee Recoupment Assets in respect of AbbVie Employees and AbbVie Former Employees.  Without limiting the generality of the foregoing, the Abbott Group hereby assigns to the AbbVie Group, effective as of the applicable Transfer Date, all rights and obligations relating to any Employee Recoupment Assets of the Abbott Group in respect of any AbbVie Employee or AbbVie Former Employee.

Section 8.05.        Compliance. The agreements and covenants of the Parties hereunder shall at all times be subject to the requirements and limitations of applicable Law (including, for purposes of Article IV, local rules and customs relating to the treatment of pension plans) and collective bargaining agreements.  Where an agreement or covenant of a Party hereunder cannot be effected in compliance with applicable Law or an applicable collective bargaining agreement, the Parties agree to negotiate in good faith to modify such agreement or covenant to the least extent possible in keeping with the original agreement or covenant in order to comply with applicable Law or such applicable collective bargaining agreement.  Each provision of this Agreement is subject to and qualified by this Section 8.05, whether or not such provision expressly states that it is subject to or limited by applicable Law or by applicable collective bargaining agreements. Each reference to the Code, ERISA, or the Securities Act or any other Law shall be deemed to include the rules, regulations, and guidance issued thereunder.

Section 8.06.        Conflict With Conveyance and Assumption Instruments. Notwithstanding anything to the contrary in this Agreement, in the event of a conflict between the terms of any Conveyance and Assumption Instruments and the terms of this Agreement, the terms of the applicable Conveyance and Assumption Instruments shall control except as to the allocation of Liabilities between the Parties.

Section 8.07.        Preservation of Rights. Unless expressly provided otherwise in this Agreement, nothing herein shall be construed as a limitation on the right of the Abbott Group or the AbbVie Group to (a) amend or terminate any Benefit Plan or (b) terminate the employment of any Employee.

Section 8.08.        Transition Services. Except as otherwise provided in the Transition Services Agreements or as otherwise expressly provided herein, neither party shall have any responsibility for providing services to the other party with respect to employee or Benefit Plan matters after the Distribution Date.

Section 8.09.        Reimbursement.  The Parties acknowledge that the Abbott Group, on the one hand, and the AbbVie Group, on the other hand, may incur costs and expenses (including, without limitation, contributions to Benefit Plans and the payment of insurance premiums) which are, as set forth in this Agreement, the responsibility of the other party. Accordingly, the Parties agree to reimburse each other, as soon as practicable but in any event within 30 days after receipt from the other party of appropriate verification, for all such costs and expenses.

Section 8.10.        Matching Grant Plan and Employee Giving Campaign.

(a)           U.S. Matching Grant Plan.  The Abbott Fund shall retain all Liabilities under the Abbott Fund Matching Grant Plan with respect to donations made prior to the Distribution Date.  The Abbott Fund is to match or cause to be matched all eligible donations made prior to the Distribution Date, in accordance with the terms of the Abbott Fund Matching Grant Plan.  From and after the Distribution Date, it is expected that eligible AbbVie Employees shall have access to a matching grant plan as described in the applicable Transition Services Agreement.

(b)           U.S. Employee Giving Campaign.  Abbott and the Abbott Fund, as applicable, shall retain all Liabilities under the Abbott Laboratories Employee Giving Campaign with respect to donations and pledges made prior to the Distribution Date.  From and after the Distribution Date, it is expected that eligible AbbVie Employees shall have access to an employee giving campaign as described in the applicable Transition Services Agreement.

Section 8.11.        Clara Abbott Foundation. No reference to benefits or any Benefit Plan contained in this Agreement shall include or affect the benefits and services provided by the Clara Abbott Foundation.

Section 8.12.        Not a Change in Control.  The Parties acknowledge and agree that the transactions contemplated by the Separation and Distribution Agreement and this Agreement do not constitute a “change in control” or a “change of control” for purposes of any Benefit Plan.

Section 8.13.        Reverse Jurisdictions.  Notwithstanding anything in this Agreement to the contrary, with the exception of Article I, Section 2.01 and Article VII, the parties acknowledge and agree that for each of the entities or countries listed in Schedule 8.13, where the context so requires in accordance with the applicable local Conveyance and Assumption Instruments, each reference to “AbbVie” in this Agreement shall be construed as a reference to “Abbott,” and each reference to “Abbott” in this Agreement shall be construed as a reference to “AbbVie.”

Section 8.14.        Incorporation by Reference.  The following sections of the Separation and Distribution Agreement are hereby incorporated into this Agreement by reference: Section 9.01. Counterparts, Entire Agreement, Corporate Power, Signatures and Delivery; Section 9.02. Governing Law; Section 9.03. Assignability; Section 9.04. Third Party Beneficiaries; Section 9.05. Notices; Section 9.06. Severability; Section 9.07. Force Majeure; Section 9.08. No Set Off; Section 9.09. Responsibility for Expenses; Section 9.10. Headings; Section 9.11. Survival of Covenants; Section 9.13. Waivers of Default; Section 9.14. Amendments; Section 9.15. Interpretation; Section 9.16. Public Announcements; Section 9.17. Specific Performance; and Section 9.18. Mutual Drafting.

Section 8.15.        Limitation on Enforcement.  This Agreement is an agreement solely between the Parties. Nothing in this Agreement, whether express or implied, shall be construed to: (a) confer upon any current or former Employee of the Abbott Group or the AbbVie Group, or any other person any rights or remedies, including, but not limited to any right to (i) employment or recall; (ii) continued employment or continued service for any specified period; or (iii) claim any particular compensation, benefit or aggregation of benefits, of any kind or nature; or (b) create, modify, or amend any Benefit Plan.

Section 8.16.        Further Assurances and Consents. In addition to the actions specifically provided for elsewhere in this Agreement, each of the Parties hereto shall use commercially reasonable efforts to (a) execute and deliver such further instruments and documents and take such other actions as the other party may reasonably request to effectuate the purposes of this Agreement and carry out the terms hereof; (b) take, or cause to be taken, all actions, and do, or cause to be done, all things, reasonably necessary, proper or advisable under applicable Laws  and agreements or otherwise to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, using commercially reasonable efforts to obtain any consents and approvals and to make any filings and applications necessary or desirable to consummate the transactions contemplated by this Agreement; provided that no party hereto shall be obligated to pay any consideration therefor (except for filing fees and other similar charges) to any third party from whom those consents, approvals and amendments are required or to take any action or omit to take any action if the taking of action or the omission to take action would be unreasonably burdensome to the party or the business thereof.

Section 8.17.        Third Party Consent. If the obligation of any party under this Agreement depends on the consent of a third party, such as a vendor or insurance company, and that consent is withheld, the Parties shall use commercially reasonable efforts to implement the applicable provisions of this Agreement to the fullest extent practicable. If any provision of this Agreement cannot be implemented due to the failure of a third party to consent, the Parties shall negotiate in good faith to implement the provision in a mutually satisfactory manner, taking into account the original purposes of the provision in light of the Distribution and communications to affected individuals.

Section 8.18.        Effect if Distribution Does Not Occur. If the Distribution does not occur, then all actions and events that are to be taken under this Agreement, or otherwise in connection with the Distribution, shall not be taken or occur, except to the extent specifically provided by Abbott.

Section 8.19.        Disputes.  The Parties agree to use commercially reasonable efforts to resolve in an amicable manner any and all controversies, disputes and claims between them arising out of or related in any way to this Agreement.  The Parties agree that any controversy, dispute or claim (whether arising in contract, tort or otherwise) arising out of or related in any way to this Agreement that cannot be amicably resolved informally will be resolved pursuant to the dispute resolution procedures set forth in Article VII of the Separation and Distribution Agreement.

Section 8.20.        Schedules. As of the Distribution Date, the Parties shall update Schedules 2.03(a), 4.01(a), 4.02(a), and 8.13 to this Agreement, as necessary.

[SIGNATURE PAGE FOLLOWS]

The Parties have caused this Agreement to be signed by their authorized representatives as of the Distribution Date.

ABBVIE INC.	ABBOTT LABORATORIES

BY	BY

TITLE	TITLE